UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 20201

[1]	Effective August 21, 2020, the following series of the Registrant was liquidated: MFS Blended Research Global Equity Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

As of the period end, MFS Blended Research Global Equity Fund, a series of the Registrant, did not have any shareholders as described in the introductory note on the cover page of this Form N-CSR.

Annual Report

August 31, 2020

MFS® Blended Research®

Emerging Markets Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRK-ANN

MFS® Blended Research®

Emerging Markets Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Tencent Holdings Ltd.	7.1%
Alibaba Group Holding Ltd., ADR	6.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	6.6%
Samsung Electronics Co. Ltd.	4.2%
China Construction Bank	2.0%
Infosys Ltd.	2.0%
JD.com, Inc., ADR	2.0%
NetEase.com, Inc., ADR	1.6%
Hellenic Telecommunications Organization S.A.	1.5%
NAVER Corp.	1.4%

GICS equity sectors (g)
Consumer Discretionary	18.5%
Information Technology	17.8%
Financials	16.7%
Communication Services	13.7%
Consumer Staples	7.0%
Energy	6.3%
Materials	6.2%
Industrials	3.9%
Health Care	3.7%
Utilities	2.6%
Real Estate	2.5%

Issuer country weightings (x)
China	42.6%
South Korea	12.8%
Taiwan	12.3%
India	7.0%
Brazil	4.8%
Russia	4.0%
South Africa	2.8%
Malaysia	1.8%
Thailand	1.6%
Other Countries	10.3%

Currency exposure weightings (y)
Hong Kong Dollar	34.2%
South Korean Won	12.8%
Taiwan Dollar	12.3%
Chinese Renminbi	8.3%
Indian Rupee	7.0%
Brazilian Real	4.8%
Russian Ruble	4.0%
South African Rand	2.8%
United States Dollar	2.2%
Other Currencies	11.6%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Blended Research Emerging Markets Equity Fund (fund) provided a total return of 8.63%, at net asset value. This compares with a return of 14.49% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Detractors from Performance

Stock selection in the consumer discretionary sector was a primary detractor from performance relative to the MSCI Emerging Markets Index. Within this sector, the

4

Management Review – continued

fund’s overweight positions in department store chain Lojas Renner (Brazil) and leisure, hospitality and gambling company Genting Berhad (Malaysia) held back relative results. The timing of the fund’s ownership in shares of web-based shopping platform Meituan Dianping (China), and an underweight position in online and mobile commerce company Alibaba Group Holding (China), also hurt relative performance. Additionally, the fund’s holdings of travel retail company Dufry (b)(h) (Switzerland) further weighed on relative returns. The stock price of Dufry depreciated after the company reported earnings per share results that were short of expectations, driven by weaker-than-expected revenue results across all business segments.

Security selection within the financials sector held back relative performance. Here, the fund’s overweight positions in banking services firm ABSA Group (South Africa), insurance services provider China Pacific Insurance Group (China) and financial services firm Komercni Banka (Czech Republic) hampered relative returns. The potential for increased loan losses, as global economic activity ground to a virtual halt in an effort to stem the spread of the COVID-19 virus, combined with the decline in the US 10-year Treasury bond yields and the broader yield curves, pressured the share price of many banks.

Elsewhere, the fund’s overweight positions in power generation company ENGIE Brasil Energia (Brazil) and compact excavator machinery manufacturer Doosan Bobcat (h) (South Korea) weighed on relative results.

Contributors to Performance

Stock selection within the communication services sector was a primary contributor to relative performance, led by the fund’s overweight position in internet services and advertising company Tencent Holdings (China). The stock price of Tencent Holdings advanced on better-than-expected earnings results, driven by strong revenue from online games and online advertising.

Stocks in other sectors that also supported relative performance included the fund’s overweight positions in online product sales and distribution services provider Vipshop Holdings (China), semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), wine producer Kweichow Moutai (China), real estate development company Longfor Group (China) and diesel engine manufacturer Weichai Power (h) (China). Avoiding shares of poor-performing oil and gas exploration and production company Petroleo Brasileiro (Brazil), bank Itau Unibanco (Brazil), financial services company Housing Development Finance (India) and global energy company Gazprom (Russia) also aided relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	8.63%	8.08%
B	9/15/15	7.88%	7.28%
C	9/15/15	7.87%	7.28%
I	9/15/15	8.89%	8.34%
R1	9/15/15	7.84%	7.28%
R2	9/15/15	8.35%	7.81%
R3	9/15/15	8.61%	8.07%
R4	9/15/15	8.90%	8.35%
R6	9/15/15	9.00%	8.43%

Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		14.49%	8.97%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		2.39%	6.80%
B With CDSC (Declining over six years from 4% to 0%) (v)		3.88%	6.98%
C With CDSC (1% for 12 months) (v)		6.87%	7.28%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	1.24%	$1,000.00	$1,059.64	$6.42
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29
B	Actual	1.99%	$1,000.00	$1,056.06	$10.28
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
C	Actual	1.99%	$1,000.00	$1,056.15	$10.29
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
I	Actual	0.99%	$1,000.00	$1,061.22	$5.13
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03
R1	Actual	1.99%	$1,000.00	$1,055.92	$10.28
	Hypothetical (h)	1.99%	$1,000.00	$1,015.13	$10.08
R2	Actual	1.49%	$1,000.00	$1,058.87	$7.71
	Hypothetical (h)	1.49%	$1,000.00	$1,017.65	$7.56
R3	Actual	1.24%	$1,000.00	$1,059.59	$6.42
	Hypothetical (h)	1.24%	$1,000.00	$1,018.90	$6.29
R4	Actual	0.99%	$1,000.00	$1,061.13	$5.13
	Hypothetical (h)	0.99%	$1,000.00	$1,020.16	$5.03
R6	Actual	0.94%	$1,000.00	$1,061.08	$4.87
	Hypothetical (h)	0.94%	$1,000.00	$1,020.41	$4.77

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 97.3%
Airlines - 0.2%
Zhejiang Expressway Co. Ltd., “H”	134,000	$90,240

Alcoholic Beverages - 1.4%
China Resources Beer Holdings Co. Ltd.	20,000	$130,330
Kweichow Moutai Co. Ltd., “A”	1,297	338,025
Thai Beverage PLC	281,600	127,011

		$595,366
Apparel Manufacturers - 1.4%
Li Ning Co. Ltd.	56,500	$237,842
Pou Chen Corp.	155,000	145,843
Shenzhou International Group Holdings Ltd.	13,700	219,705

		$603,390
Automotive - 2.3%
BAIC Motor Corp. Ltd., “H”	239,000	$113,982
Hero MotoCorp Ltd.	5,018	204,930
Hotai Motor Co. Ltd.	8,000	162,098
Kia Motors Corp.	5,042	179,201
Maruti Suzuki India Ltd.	1,010	93,691
Zhongsheng Group Holdings Ltd.	34,500	214,290

		$968,192
Brokerage & Asset Managers - 0.4%
B3 Brasil Bolsa Balcao S.A.	10,000	$107,329
Bolsa Mexicana de Valores S.A. de C.V.	39,420	83,048

		$190,377
Business Services - 2.5%
China Yuhua Education Corp. Ltd.	130,000	$124,629
HCL Technologies Ltd.	10,588	99,885
Infosys Ltd.	66,304	840,253

		$1,064,767
Computer Software - Systems - 2.2%
Chinasoft International Ltd.	286,000	$201,930
Hon Hai Precision Industry Co. Ltd.	139,000	363,707
Pegatron Corp.	65,000	138,456
Wistron Corp.	201,000	217,846

		$921,939

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Conglomerates - 0.3%
CITIC Pacific Ltd.	120,000	$108,977

Construction - 1.3%
Anhui Conch Cement Co. Ltd.	50,500	$364,881
Taiwan Cement Corp.	141,212	206,080

		$570,961
Consumer Products - 1.0%
Hindustan Unilever Ltd.	11,608	$333,398
Vinda International Holdings Ltd.	22,000	75,224

		$408,622
Electronics - 13.0%
E Ink Holdings, Inc.	94,000	$131,638
LG Electronics, Inc.	3,785	266,982
Samsung Electronics Co. Ltd.	39,467	1,794,106
Silicon Motion Technology Corp., ADR	5,462	207,064
Taiwan Semiconductor Manufacturing Co. Ltd.	192,000	2,790,859
United Microelectronics Corp.	422,000	301,794

		$5,492,443
Energy - Independent - 2.3%
China Shenhua Energy Co. Ltd.	209,000	$346,864
CNOOC Ltd.	236,000	266,440
Hindustan Petroleum Corp. Ltd.	57,492	157,003
Reliance Industries Ltd.	6,974	196,595
Reliance Industries Ltd.	453	7,345

		$974,247
Energy - Integrated - 3.2%
China Petroleum & Chemical Corp.	1,230,000	$565,289
LUKOIL PJSC, ADR	8,572	586,325
PetroChina Co. Ltd.	566,000	194,853

		$1,346,467
Engineering - Construction - 0.2%
China Communications Construction Co. Ltd.	126,000	$70,387

Food & Beverages - 2.3%
Abdullah Al Othaim Markets Co.	2,610	$86,851
CJ CheilJedang Corp.	716	244,434
Gruma S.A.B. de C.V.	19,423	229,726
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	30,664	187,613
Orion Corp.	1,884	222,233

		$970,857

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 0.8%
Magnit PJSC, GDR	5,783	$84,837
Raia Drogasil S.A.	5,923	116,546
SPAR Group Ltd.	10,080	96,131
Sun Art Retail Group Ltd.	45,500	59,295

		$356,809
Gaming & Lodging - 0.6%
Genting Berhad	306,400	$258,184

General Merchandise - 1.0%
Bim Birlesik Magazalar A.S.	12,563	$116,115
Lojas Americanas S.A.	34,543	172,636
Lojas Renner S.A.	18,065	143,340

		$432,091
Health Maintenance Organizations - 0.2%
Qualicorp S.A.	15,565	$88,756

Insurance - 3.1%
AIA Group Ltd.	23,800	$242,144
China Pacific Insurance Co. Ltd.	163,000	448,928
PICC Property & Casualty Co. Ltd.	278,000	213,983
Samsung Fire & Marine Insurance Co. Ltd.	2,714	426,037

		$1,331,092
Internet - 18.9%
Alibaba Group Holding Ltd., ADR (a)	10,173	$2,919,956
Meituan Dianping, “B” (a)	13,200	433,852
Naspers Ltd.	1,339	244,300
NAVER Corp.	2,224	600,797
NetEase.com, Inc., ADR	1,435	699,146
PChome Online, Inc.	25,000	94,976
Tencent Holdings Ltd.	44,300	3,018,934

		$8,011,961
Machinery & Tools - 1.5%
Sinotruk Hong Kong Ltd.	73,000	$189,280
Zhengzhou Yutong Bus Co. Ltd., “A”	210,590	435,855

		$625,135
Major Banks - 4.6%
ABSA Group Ltd.	51,758	$235,871
Bank of China Ltd.	770,000	251,100
China Construction Bank	1,198,000	843,806

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
Industrial & Commercial Bank of China, “H”	954,000	$532,697
Nedbank Group Ltd.	16,666	94,375

		$1,957,849
Medical Equipment - 1.2%
Hartalega Holdings Berhad	21,800	$86,457
Top Glove Corp.	64,300	407,288

		$493,745
Metals & Mining - 1.9%
Kumba Iron Ore Ltd.	7,448	$233,309
MMC Norilsk Nickel PJSC, ADR	12,169	317,002
POSCO	1,157	179,701
Vale S.A.	6,800	74,076

		$804,088
Natural Gas - Pipeline - 0.3%
Petronet LNG Ltd.	44,182	$144,267

Network & Telecom - 0.4%
VTech Holdings Ltd.	26,100	$152,218

Oil Services - 0.5%
Star Petroleum Refining PLC, “A”	891,100	$196,129

Other Banks & Diversified Financials - 7.9%
Banco Macro S.A., ADR (a)	3,538	$67,045
Bancolombia S.A., ADR	5,501	154,358
Bank Rakyat Indonesia	1,266,600	304,159
BNK Financial Group, Inc.	19,005	80,914
BOC Aviation Ltd. (n)	17,000	125,271
E.Sun Financial Holding Co. Ltd.	494,782	457,983
Grupo Financiero Inbursa S.A. de C.V. (a)	82,209	60,148
Haci Ömer Sabanci Holding A.S.	152,686	160,777
Hana Financial Group, Inc.	9,878	233,179
HDFC Bank Ltd., ADR (a)	4,475	221,960
Industrial Bank of Korea	14,787	100,409
KB Financial Group, Inc.	9,357	289,686
Komercni Banka A.S. (a)	10,327	248,661
Metropolitan Bank & Trust Co.	143,040	98,421
Old Mutual Ltd.	144,966	95,696
Sberbank of Russia PJSC, ADR (a)	48,699	588,040
Turkiye Garanti Bankasi A.S. (a)	81,137	74,716

		$3,361,423

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 2.3%
Ajanta Pharma Ltd.	9,637	$194,370
China Medical System Holdings Ltd.	114,000	128,384
Gedeon Richter PLC	12,320	300,608
Genomma Lab Internacional S.A., “B” (a)	166,481	174,682
Kalbe Farma Tbk PT	892,900	96,878
Luye Pharma Group Ltd.	181,530	98,143

		$993,065
Precious Metals & Minerals - 0.4%
Harmony Gold, ADR (a)	26,970	$174,766

Railroad & Shipping - 0.4%
Shenzhen International Holdings Ltd.	107,000	$171,396

Real Estate - 3.1%
Country Garden Services Holdings Co. Ltd.	34,000	$236,530
KWG Group Holdings Ltd.	51,500	97,947
Longfor Properties Co. Ltd.	98,000	517,320
Shimao Property Holdings Ltd.	102,500	459,967

		$1,311,764
Restaurants - 1.1%
Yum China Holdings, Inc.	8,065	$465,431

Specialty Chemicals - 3.8%
Asian Paints Ltd.	13,623	$351,478
LG Chem Ltd.	214	132,469
Lotte Chemical Corp.	938	148,952
Muyuan Foodstuff Co. Ltd.	19,240	246,437
New Hope Liuhe Co. Ltd., “A”	31,500	174,622
Orbia Advance Corp. S.A.B. de C.V.	51,259	82,363
PTT Global Chemical PLC	234,000	347,739
Wens Foodstuff Group Co. Ltd., “A”	30,420	109,524

		$1,593,584
Specialty Stores - 2.7%
JD.com, Inc., ADR (a)	10,684	$840,190
Vipshop Holdings Ltd., ADR (a)	17,287	285,408

		$1,125,598
Telecommunications - Wireless - 0.8%
LG Uplus Corp.	7,825	$78,615
Mobile TeleSystems PJSC, ADR	13,137	122,437
PLDT, Inc.	4,655	141,997

		$343,049

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 2.7%
Hellenic Telecommunications Organization S.A.	38,022	$621,618
KT Corp., ADR	13,528	133,115
PT Telekomunikasi Indonesia	1,310,200	256,765
Telekomunikacja Polska S.A. (a)	69,056	135,472

		$1,146,970
Trucking - 0.5%
S.F. Holding Co. Ltd.	16,800	$208,566

Utilities - Electric Power - 2.6%
Energisa S.A.	39,200	$310,895
ENGIE Energía Brasil S.A.	54,965	427,701
NTPC Ltd.	101,467	132,886
Terna Participacoes S.A., IEU	45,692	235,278

		$1,106,760
Total Common Stocks (Identified Cost, $34,570,071)		$41,231,928

Preferred Stocks - 1.6%
Electronics - 0.8%
Samsung Electronics Co. Ltd.	8,156	$324,699

Major Banks - 0.8%
Banco Bradesco S.A.	90,693	$343,337
Total Preferred Stocks (Identified Cost, $668,489)		$668,036

Investment Companies (h) - 1.3%
Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $538,721)	538,721	$538,721

Other Assets, Less Liabilities - (0.2)%		(65,223)
Net Assets - 100.0%		$42,373,462

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $538,721 and $41,899,964, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $125,271, representing 0.3% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

17

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IEU	International Equity Unit

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $35,238,560)	$41,899,964
Investments in affiliated issuers, at value (identified cost, $538,721)	538,721
Cash	2,620
Foreign currency, at value (identified cost, $692)	692
Receivables for
Fund shares sold	8,885
Dividends	58,815
Receivable from investment adviser	14,381
Other assets	57
Total assets	$42,524,135

Liabilities
Payables for
Fund shares reacquired	$12,753
Payable to affiliates
Administrative services fee	193
Shareholder servicing costs	7,365
Distribution and service fees	236
Payable for independent Trustees’ compensation	5
Deferred country tax expense payable	14,211
Accrued expenses and other liabilities	115,910
Total liabilities	$150,673
Net assets	$42,373,462

Net assets consist of
Paid-in capital	$38,794,431
Total distributable earnings (loss)	3,579,031
Net assets	$42,373,462
Shares of beneficial interest outstanding	3,258,828

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$5,701,828	439,710	$12.97
Class B	311,576	24,332	12.81
Class C	343,792	26,894	12.78
Class I	21,272,899	1,636,350	13.00
Class R1	70,846	5,518	12.84
Class R2	72,625	5,609	12.95
Class R3	80,872	6,230	12.98
Class R4	96,982	7,449	13.02
Class R6	14,422,042	1,106,736	13.03

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.76 [100 / 94.25 x $12.97]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$1,075,028
Non-cash dividends	74,290
Other	9,797
Dividends from affiliated issuers	6,462
Foreign taxes withheld	(123,056)
Total investment income	$1,042,521
Expenses
Management fee	$234,969
Distribution and service fees	21,532
Shareholder servicing costs	21,188
Administrative services fee	17,500
Independent Trustees’ compensation	1,159
Custodian fee	109,597
Shareholder communications	11,894
Audit and tax fees	78,173
Legal fees	433
Registration fees	124,920
Miscellaneous	33,323
Total expenses	$654,688
Reduction of expenses by investment adviser and distributor	(332,931)
Net expenses	$321,757
Net investment income (loss)	$720,764

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $18 country tax)	$(2,087,326)
Affiliated issuers	(5)
Foreign currency	(31,759)
Net realized gain (loss)	$(2,119,090)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $5,468 increase in deferred country tax)	$5,449,985
Affiliated issuers	(39)
Translation of assets and liabilities in foreign currencies	880
Net unrealized gain (loss)	$5,450,826
Net realized and unrealized gain (loss)	$3,331,736
Change in net assets from operations	$4,052,500

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$720,764	$480,879
Net realized gain (loss)	(2,119,090)	(1,434,350)
Net unrealized gain (loss)	5,450,826	(593,981)
Change in net assets from operations	$4,052,500	$(1,547,452)
Total distributions to shareholders	$(465,097)	$(1,004,056)
Change in net assets from fund share transactions	$18,110,671	$(681,729)
Total change in net assets	$21,698,074	$(3,233,237)

Net assets
At beginning of period	20,675,388	23,908,625
At end of period	$42,373,462	$20,675,388

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.12	$13.66	$14.37	$11.37	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.25	$0.24	$0.28	$0.24
Net realized and unrealized gain (loss)	0.81	(1.20)	(0.32)	2.86	1.18
Total from investment operations	$1.05	$(0.95)	$(0.08)	$3.14	$1.42

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.16)	$(0.06)	$(0.04)
From net realized gain	—	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.20)	$(0.59)	$(0.63)	$(0.14)	$(0.05)
Net asset value, end of period (x)	$12.97	$12.12	$13.66	$14.37	$11.37
Total return (%) (r)(s)(t)(x)	8.63	(6.77)	(0.77)	28.01	14.33	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.39	2.95	2.94	3.23	6.30	(a)
Expenses after expense reductions (f)	1.24	1.24	1.23	1.23	1.24	(a)
Net investment income (loss)	1.98	2.01	1.65	2.22	2.36	(a)
Portfolio turnover	63	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$5,702	$5,174	$7,145	$4,982	$957

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.99	$13.54	$14.27	$11.31	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.21	$0.12	$0.12	$0.09
Net realized and unrealized gain (loss)	0.80	(1.25)	(0.30)	2.92	1.25
Total from investment operations	$0.95	$(1.04)	$(0.18)	$3.04	$1.34

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.08)	$(0.00) (w)	$(0.02)
From net realized gain	—	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.13)	$(0.51)	$(0.55)	$(0.08)	$(0.03)
Net asset value, end of period (x)	$12.81	$11.99	$13.54	$14.27	$11.31
Total return (%) (r)(s)(t)(x)	7.88	(7.51)	(1.47)	27.09	13.46	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.19	3.70	3.67	4.04	7.64	(a)
Expenses after expense reductions (f)	1.99	1.99	1.98	1.99	1.98	(a)
Net investment income (loss)	1.22	1.63	0.79	0.97	0.93	(a)
Portfolio turnover	63	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$312	$391	$318	$213	$86

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.95	$13.50	$14.23	$11.31	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	$0.11	$0.14	$0.09
Net realized and unrealized gain (loss)	0.78	(1.19)	(0.29)	2.89	1.25
Total from investment operations	$0.93	$(1.03)	$(0.18)	$3.03	$1.34

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.15)	$(0.08)	$(0.03)	$(0.02)
From net realized gain	—	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.10)	$(0.52)	$(0.55)	$(0.11)	$(0.03)
Net asset value, end of period (x)	$12.78	$11.95	$13.50	$14.23	$11.31
Total return (%) (r)(s)(t)(x)	7.78	(7.51)	(1.48)	27.06	13.48	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.19	3.70	3.64	4.02	7.63	(a)
Expenses after expense reductions (f)	1.99	1.99	1.99	1.99	1.98	(a)
Net investment income (loss)	1.22	1.31	0.75	1.16	0.95	(a)
Portfolio turnover	63	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$344	$420	$453	$438	$91

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.16	$13.71	$14.41	$11.38	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.29	$0.34	$0.28	$0.23
Net realized and unrealized gain (loss)	0.80	(1.22)	(0.39)	2.91	1.21
Total from investment operations	$1.09	$(0.93)	$(0.05)	$3.19	$1.44

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.18)	$(0.08)	$(0.05)
From net realized gain	—	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.25)	$(0.62)	$(0.65)	$(0.16)	$(0.06)
Net asset value, end of period (x)	$13.00	$12.16	$13.71	$14.41	$11.38
Total return (%) (r)(s)(t)(x)	8.89	(6.55)	(0.55)	28.44	14.51	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	2.70	2.78	3.05	6.27	(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.99	(a)
Net investment income (loss)	2.46	2.26	2.30	2.28	2.27	(a)
Portfolio turnover	63	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$21,273	$1,811	$2,343	$669	$436

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.01	$13.57	$14.27	$11.31	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.17	$0.10	$0.11	$0.07
Net realized and unrealized gain (loss)	0.80	(1.20)	(0.28)	2.93	1.27
Total from investment operations	$0.95	$(1.03)	$(0.18)	$3.04	$1.34

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.16)	$(0.05)	$—	$(0.02)
From net realized gain	—	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.12)	$(0.53)	$(0.52)	$(0.08)	$(0.03)
Net asset value, end of period (x)	$12.84	$12.01	$13.57	$14.27	$11.31
Total return (%) (r)(s)(t)(x)	7.84	(7.47)	(1.49)	27.08	13.46	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.14	3.70	3.64	4.06	7.86	(a)
Expenses after expense reductions (f)	1.99	1.99	1.99	1.99	1.97	(a)
Net investment income (loss)	1.25	1.32	0.70	0.88	0.69	(a)
Portfolio turnover	63	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$71	$66	$71	$72	$57

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.11	$13.66	$14.36	$11.35	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.23	$0.18	$0.17	$0.12
Net realized and unrealized gain (loss)	0.81	(1.20)	(0.30)	2.94	1.28
Total from investment operations	$1.02	$(0.97)	$(0.12)	$3.11	$1.40

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.21)	$(0.11)	$(0.02)	$(0.04)
From net realized gain	—	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.18)	$(0.58)	$(0.58)	$(0.10)	$(0.05)
Net asset value, end of period (x)	$12.95	$12.11	$13.66	$14.36	$11.35
Total return (%) (r)(s)(t)(x)	8.35	(6.97)	(1.03)	27.71	14.04	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.64	3.20	3.14	3.56	7.36	(a)
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.47	(a)
Net investment income (loss)	1.75	1.82	1.20	1.38	1.19	(a)
Portfolio turnover	63	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$73	$67	$72	$73	$57

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.14	$13.69	$14.39	$11.37	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.24	$0.24	$0.20	$0.14
Net realized and unrealized gain (loss)	0.83	(1.19)	(0.32)	2.95	1.28
Total from investment operations	$1.04	$(0.95)	$(0.08)	$3.15	$1.42

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.23)	$(0.15)	$(0.05)	$(0.04)
From net realized gain	—	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.20)	$(0.60)	$(0.62)	$(0.13)	$(0.05)
Net asset value, end of period (x)	$12.98	$12.14	$13.69	$14.39	$11.37
Total return (%) (r)(s)(t)(x)	8.52	(6.75)	(0.80)	28.05	14.32	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.43	2.95	2.94	3.31	7.11	(a)
Expenses after expense reductions (f)	1.24	1.24	1.24	1.24	1.22	(a)
Net investment income (loss)	1.71	1.89	1.66	1.63	1.44	(a)
Portfolio turnover	63	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$81	$71	$102	$73	$57

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.17	$13.72	$14.41	$11.38	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.30	$0.26	$0.23	$0.17
Net realized and unrealized gain (loss)	0.81	(1.23)	(0.30)	2.96	1.27
Total from investment operations	$1.09	$(0.93)	$(0.04)	$3.19	$1.44

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.18)	$(0.08)	$(0.05)
From net realized gain	—	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.24)	$(0.62)	$(0.65)	$(0.16)	$(0.06)
Net asset value, end of period (x)	$13.02	$12.17	$13.72	$14.41	$11.38
Total return (%) (r)(s)(t)(x)	8.90	(6.55)	(0.50)	28.42	14.51	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.14	2.70	2.66	3.06	6.86	(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.97	(a)
Net investment income (loss)	2.25	2.36	1.76	1.89	1.69	(a)
Portfolio turnover	63	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$97	$85	$82	$74	$57

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.19	$13.73	$14.42	$11.39	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.31	$0.27	$0.24	$0.16
Net realized and unrealized gain (loss)	0.81	(1.22)	(0.30)	2.95	1.29
Total from investment operations	$1.10	$(0.91)	$(0.03)	$3.19	$1.45

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.19)	$(0.08)	$(0.05)
From net realized gain	—	(0.37)	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.26)	$(0.63)	$(0.66)	$(0.16)	$(0.06)
Net asset value, end of period (x)	$13.03	$12.19	$13.73	$14.42	$11.39
Total return (%) (r)(s)(t)(x)	8.91	(6.40)	(0.42)	28.45	14.62	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.58	2.56	2.98	6.84	(a)
Expenses after expense reductions (f)	0.92	0.87	0.90	0.91	0.94	(a)
Net investment income (loss)	2.36	2.44	1.81	1.97	1.59	(a)
Portfolio turnover	63	64	58	92	64	(n)
Net assets at end of period (000 omitted)	$14,422	$12,590	$13,322	$12,127	$12,031

See Notes to Financial Statements

27

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

29

Notes to Financial Statements – continued

transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for

30

Notes to Financial Statements – continued

purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$6,832,013	$11,231,456	$—	$18,063,469
South Korea	2,106,922	3,328,607	—	5,435,529
Taiwan	3,136,379	2,081,965	—	5,218,344
India	1,357,121	1,620,940	—	2,978,061
Brazil	2,019,894	—	—	2,019,894
Russia	1,698,641	—	—	1,698,641
South Africa	1,174,448	—	—	1,174,448
Malaysia	344,641	407,288	—	751,929
Thailand	—	670,879	—	670,879
Other Countries	2,987,281	901,489	—	3,888,770
Mutual Funds	538,721	—	—	538,721
Total	$22,196,061	$20,242,624	$—	$42,438,685

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

31

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

32

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$465,097	$567,687
Long-term capital gains	—	436,369

Total distributions	$465,097	$1,004,056

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$36,502,052
Gross appreciation	8,542,489

Gross depreciation	(2,605,856)
Net unrealized appreciation (depreciation)	$5,936,633

Undistributed ordinary income	743,667
Capital loss carryforwards	(3,090,340)
Other temporary differences	(10,929)

As of August 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(2,399,467)
Long-Term	(690,873)
Total	$(3,090,340)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

33

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$83,064	$263,367
Class B	3,860	10,175
Class C	3,499	21,350
Class I	103,204	93,192
Class R1	633	2,759
Class R2	982	3,037
Class R3	1,187	4,513
Class R4	1,710	3,787
Class R6	266,958	601,876
Total	$465,097	$1,004,056

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $3,372, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2021. For the year ended August 31, 2020, this reduction amounted to $329,369, which is included in the reduction of total expenses in the Statement of Operations.

34

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $790 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$13,284
Class B	0.75%	0.25%	1.00%	1.00%	3,420
Class C	0.75%	0.25%	1.00%	1.00%	3,605
Class R1	0.75%	0.25%	1.00%	1.00%	671
Class R2	0.25%	0.25%	0.50%	0.50%	342
Class R3	—	0.25%	0.25%	0.25%	210
Total Distribution and Service Fees					$21,532

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $189 and $1 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$47
Class B	2,458
Class C	—

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

35

Notes to Financial Statements – continued

year ended August 31, 2020, the fee was $5,031, which equated to 0.0161% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $16,157.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0558% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 5,332 shares of Class I for an aggregate amount of $65,906.

At August 31, 2020, MFS held approximately 91% and 77% of the outstanding shares of Class R3 and Class R4, respectively, and 100% of the outstanding shares of Class R1 and Class R2.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $6,515. The sales transactions resulted in net realized gains (losses) of $(751).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2020, this reimbursement amounted to $9,797, which is included in “Other” income in the Statement of Operations.

36

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $37,559,724 and $19,422,546, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	158,992	$1,991,029	109,033	$1,365,317
Class B	—	—	21,468	271,754
Class C	12,555	155,137	13,979	174,602
Class I	1,547,126	17,809,134	112,407	1,483,863
Class R3	10,400	136,453	696	8,589
Class R4	448	5,544	680	8,550
Class R6	419,437	5,112,047	327,609	4,157,491
	2,148,958	$25,209,344	585,872	$7,470,166

Shares issued to shareholders in reinvestment of distributions
Class A	6,053	$81,347	22,471	$261,568
Class B	289	3,860	879	10,175
Class C	262	3,499	1,853	21,350
Class I	6,268	84,301	7,754	90,446
Class R1	47	633	238	2,759
Class R2	73	982	260	3,037
Class R3	88	1,187	387	4,513
Class R4	127	1,710	324	3,787
Class R6	19,804	266,958	51,575	601,876
	33,011	$444,477	85,741	$999,511

Shares reacquired
Class A	(152,238)	$(1,808,610)	(227,589)	$(2,900,829)
Class B	(8,568)	(106,675)	(13,226)	(166,596)
Class C	(21,085)	(257,158)	(14,267)	(173,013)
Class I	(65,957)	(745,548)	(142,109)	(1,825,448)
Class R3	(10,071)	(129,033)	(2,698)	(34,133)
Class R4	(126)	(1,490)	(14)	(178)
Class R6	(365,637)	(4,494,636)	(316,338)	(4,051,209)
	(623,682)	$(7,543,150)	(716,241)	$(9,151,406)

37

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Net change
Class A	12,807	$263,766	(96,085)	$(1,273,944)
Class B	(8,279)	(102,815)	9,121	115,333
Class C	(8,268)	(98,522)	1,565	22,939
Class I	1,487,437	17,147,887	(21,948)	(251,139)
Class R1	47	633	238	2,759
Class R2	73	982	260	3,037
Class R3	417	8,607	(1,615)	(21,031)
Class R4	449	5,764	990	12,159
Class R6	73,604	884,369	62,846	708,158
	1,558,287	$18,110,671	(44,628)	$(681,729)
Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 9%, 7%, 6%, 5%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund and the MFS Lifetime 2060 Fund were the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $139 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$418,199	$27,132,907	$27,012,341	$(5)	$(39)	$538,721

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$6,462	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Blended Research Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others. Our audits also included evaluating the

40

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 19, 2020

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

47

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Blended Research Emerging Markets Equity Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

49

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for the three-year period and was in the 4th quintile relative to the other funds in the universe for the one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2015; therefore, no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

50

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

51

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

52

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

53

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $1,147,820. The fund intends to pass through foreign tax credits of $118,231 for the fiscal year.

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® Blended Research®

International Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRX-ANN

MFS® Blended Research®

International Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.5%
Samsung Electronics Co. Ltd.	2.2%
Tencent Holdings Ltd.	2.0%
Novartis AG	2.0%
LVMH Moet Hennessy Louis Vuitton SE	1.9%
Nestle S.A.	1.8%
Schneider Electric S.A.	1.6%
Hitachi Ltd.	1.5%
Novo Nordisk A.S., “B”	1.5%

GICS equity sectors (g)
Financials	17.4%
Consumer Discretionary	12.6%
Information Technology	11.7%
Industrials	11.6%
Health Care	9.5%
Consumer Staples	9.2%
Communication Services	8.2%
Materials	7.4%
Energy	5.2%
Utilities	3.8%
Real Estate	2.3%

Issuer country weightings (x)
Japan	15.4%
China	13.1%
Switzerland	9.2%
France	7.9%
United Kingdom	7.7%
Canada	7.2%
Germany	4.4%
Australia	4.1%
South Korea	3.9%
Other Countries	27.1%

Currency exposure weightings (y)
Euro	19.4%
Japanese Yen	15.4%
Hong Kong Dollar	11.8%
Swiss Franc	9.2%
British Pound Sterling	8.3%
Canadian Dollar	5.6%
Australian Dollar	4.1%
South Korean Won	3.9%
Taiwan Dollar	3.4%
Other Currencies	18.9%

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)

Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.

(y)

Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar (included in Other Currencies) includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Blended Research International Equity Fund (fund) provided a total return of 6.85%, at net asset value. This compares with a return of 8.31% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Detractors from Performance

Security selection within the consumer discretionary sector was a primary factor that detracted from performance relative to the MSCI All Country World (ex-US) Index.

Management Review – continued

Here, the fund’s underweight position in online and mobile commerce company Alibaba Group Holding (China) held back relative returns. The stock price of Alibaba Group Holding rose as the company reported strong financial results, driven by strength in its core e-commerce segment as consumers shifted towards e-commerce amidst the COVID-19 pandemic.

Stock selection within the financials sector held back relative results, led by the fund’s overweight position in banking services firm ABSA Group (South Africa) and National Australia Bank (Australia). The share price for ABSA Group declined during the reporting period, due to the potential for increased loan losses as global economic activity ground to a virtual halt in an effort to stem the spread of the COVID-19 virus, combined with the decline in the US 10-year Treasury bond yield and the broader yield curves.

Stocks in other sectors that hindered relative returns included overweight positions in airline company Air Canada (h) (Canada), integrated oil company BP (United Kingdom), commercial property investment company Unibail-Rodamco-Westfield (h) (Netherlands), integrated oil company Eni (Italy) and convenience food products producer JBS (h) (Brazil). Not owning shares of strong-performing cloud-based e-commerce platform operator Shopify (Canada), and an underweight position in internet based, multiple services company Tencent (China) further weighed on relative performance.

Contributors to Performance

Stock selection in the materials sector contributed to relative performance during the reporting period, led by the fund’s overweight position in iron ore developer Fortescue Metals Group (Australia).

Security selection in the industrials sector also benefited relative returns. Here, the fund’s overweight position in electrical distribution equipment manufacturer Schneider Electric (France) supported relative performance. Schneider Electric’s stock price increased after management reported sales and margins results ahead of market expectations and confirmed its commitment to increase its dividend.

Elsewhere, the fund’s overweight positions in semiconductor company Taiwan Semiconductor Manufacturing (Taiwan), global information services and technology company Fujitsu (Japan), precision instruments and machines manufacturer Olympus (h) (Japan), pharmaceutical and diagnostic company Roche Holding (Switzerland) and real estate development company Longfor Properties (China) bolstered relative performance. Avoiding shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and banking and financial services company HSBC (United Kingdom) further benefited relative performance, as both companies underperformed the benchmark during the year.

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	6.85%	4.28%
B	9/15/15	6.06%	3.49%
C	9/15/15	6.08%	3.50%
I	9/15/15	7.09%	4.53%
R1	9/15/15	6.13%	3.50%
R2	9/15/15	6.56%	4.01%
R3	9/15/15	6.92%	4.31%
R4	9/15/15	7.18%	4.54%
R6	9/15/15	7.18%	4.60%

Comparative benchmark(s)

MSCI All Country World (ex-US) Index (net div) (f)	8.31%	6.23%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	0.71%	3.04%
B With CDSC (Declining over six years from 4% to 0%) (v)	2.06%	3.14%
C With CDSC (1% for 12 months) (v)	5.08%	3.50%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	0.89%	$1,000.00	$1,048.59	$4.58
	Hypothetical (h)	0.89%	$1,000.00	$1,020.66	$4.52
B	Actual	1.64%	$1,000.00	$1,044.83	$8.43
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31
C	Actual	1.64%	$1,000.00	$1,044.92	$8.43
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31
I	Actual	0.64%	$1,000.00	$1,049.37	$3.30
	Hypothetical (h)	0.64%	$1,000.00	$1,021.92	$3.25
R1	Actual	1.64%	$1,000.00	$1,045.14	$8.43
	Hypothetical (h)	1.64%	$1,000.00	$1,016.89	$8.31
R2	Actual	1.14%	$1,000.00	$1,046.51	$5.86
	Hypothetical (h)	1.14%	$1,000.00	$1,019.41	$5.79
R3	Actual	0.89%	$1,000.00	$1,049.18	$4.58
	Hypothetical (h)	0.89%	$1,000.00	$1,020.66	$4.52
R4	Actual	0.64%	$1,000.00	$1,050.34	$3.30
	Hypothetical (h)	0.64%	$1,000.00	$1,021.92	$3.25
R6	Actual	0.55%	$1,000.00	$1,050.34	$2.83
	Hypothetical (h)	0.55%	$1,000.00	$1,022.37	$2.80

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 98.3%
Alcoholic Beverages - 0.7%
China Resources Beer Holdings Co. Ltd.	178,000	$1,159,936
Kweichow Moutai Co. Ltd., “A”	5,060	1,318,738

		$2,478,674
Apparel Manufacturers - 2.1%
Burberry Group PLC	44,722	$863,553
LVMH Moet Hennessy Louis Vuitton SE	13,832	6,483,722

		$7,347,275
Automotive - 4.3%
Bridgestone Corp.	52,500	$1,661,471
D’Ieteren S.A.	29,452	1,922,516
Hero MotoCorp Ltd.	46,890	1,914,936
Magna International, Inc.	92,867	4,514,265
PSA Peugeot Citroen S.A. (a)	142,548	2,444,476
Stanley Electric Co. Ltd.	53,200	1,522,929
USS Co. Ltd.	57,000	961,399

		$14,941,992
Brokerage & Asset Managers - 1.6%
ASX Ltd.	18,714	$1,199,592
DWS Group GmBH & Co. KGaA (a)(n)	25,679	1,008,649
IG Group Holdings PLC	312,408	3,297,042

		$5,505,283
Business Services - 1.8%
Infosys Ltd.	220,995	$2,800,611
Itochu Corp.	102,500	2,628,889
Thomson Reuters Corp.	11,823	902,923

		$6,332,423
Chemicals - 0.7%
Mitsubishi Chemical Holdings Corp.	387,500	$2,260,658

Computer Software - 0.4%
Enghouse Systems Ltd.	14,981	$835,908
Sage Group PLC	71,690	709,729

		$1,545,637

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 4.3%
Chinasoft International Ltd.	1,706,000	$1,204,519
Constellation Software, Inc.	967	1,119,454
Fujitsu Ltd.	36,700	4,788,689
Hitachi Ltd.	161,500	5,362,580
Hon Hai Precision Industry Co. Ltd.	291,000	761,430
NICE Systems Ltd., ADR (a)	6,696	1,539,076

		$14,775,748
Construction - 1.1%
Anhui Conch Cement Co. Ltd.	309,500	$2,236,253
Techtronic Industries Co. Ltd.	112,000	1,415,358

		$3,651,611
Consumer Products - 1.2%
L’Oréal	12,640	$4,176,745

Consumer Services - 1.6%
Carsales.com Ltd.	210,691	$3,188,089
Moneysupermarket.com Group PLC	567,901	2,312,345

		$5,500,434
Containers - 1.3%
Brambles Ltd.	329,329	$2,673,995
Viscofan S.A.	25,943	1,919,463

		$4,593,458
Electrical Equipment - 2.5%
Legrand S.A.	37,440	$3,123,064
Schneider Electric SE	45,086	5,582,102

		$8,705,166
Electronics - 5.7%
Delta Electronics, Inc.	136,000	$873,769
Hoya Corp.	10,300	1,012,836
Samsung Electronics Co. Ltd.	165,079	7,504,223
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	110,747	8,776,700
United Microelectronics Corp.	2,165,000	1,548,301

		$19,715,829
Energy - Independent - 1.3%
China Shenhua Energy Co. Ltd.	1,624,000	$2,695,253
Tourmaline Oil Corp.	134,024	1,702,593

		$4,397,846

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - 3.3%
BP PLC	733,157	$2,589,286
China Petroleum & Chemical Corp.	6,124,000	2,814,497
Eni S.p.A.	113,086	1,052,619
Galp Energia SGPS S.A., “B”	163,424	1,749,738
LUKOIL PJSC, ADR	47,493	3,192,955

		$11,399,095
Food & Beverages - 2.6%
CJ CheilJedang Corp.	2,500	$853,471
Ezaki Glico Co. Ltd.	16,800	713,780
Fomento Economico Mexicano S.A.B. de C.V.	259,278	1,509,078
Nestle S.A.	50,881	6,110,561

		$9,186,890
Food & Drug Stores - 1.4%
Seven & I Holdings Co. Ltd.	94,900	$3,075,973
Tesco PLC	632,953	1,850,421

		$4,926,394
Gaming & Lodging - 1.4%
Evolution Gaming Group AB	9,444	$707,279
Flutter Entertainment PLC	23,707	3,997,483

		$4,704,762
General Merchandise - 0.6%
Bim Birlesik Magazalar A.S.	140,432	$1,297,958
Walmart de Mexico S.A.B. de C.V.	337,080	809,196

		$2,107,154
Insurance - 4.9%
Aegon N.V.	296,670	$825,955
Aviva PLC	330,095	1,247,427
China Pacific Insurance Co. Ltd.	877,200	2,415,947
Manulife Financial Corp.	269,709	3,978,381
PICC Property & Casualty Co. Ltd.	1,292,000	994,481
St. James’s Place PLC	143,400	1,878,178
T&D Holdings, Inc.	132,500	1,375,102
Zurich Insurance Group AG	11,693	4,320,440

		$17,035,911
Internet - 4.8%
Alibaba Group Holding Ltd., ADR (a)	14,306	$4,106,251
NAVER Corp.	4,311	1,164,584
NetEase.com, Inc., ADR	7,168	3,492,321

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - continued
Scout24 AG	9,790	$910,682
Tencent Holdings Ltd.	101,700	6,930,601

		$16,604,439
Leisure & Toys - 0.6%
GungHo Online Entertainment, Inc.	37,200	$766,658
Nexon Co. Ltd.	56,000	1,312,826

		$2,079,484
Machinery & Tools - 3.5%
Atlas Copco AB, “A”	89,634	$4,143,985
Epiroc AB, “A”	239,347	3,562,617
GEA Group AG	69,980	2,552,085
VAT Group AG	4,332	843,445
Zhengzhou Yutong Bus Co. Ltd., “A”	510,700	1,056,987

		$12,159,119
Major Banks - 8.6%
ABSA Group Ltd.	286,830	$1,307,138
Banco do Brasil S.A.	147,100	876,666
Bank of China Ltd.	2,667,000	869,720
BNP Paribas (a)	44,134	1,925,780
BOC Hong Kong Holdings Ltd.	577,000	1,623,411
China Construction Bank	5,202,000	3,664,004
DBS Group Holdings Ltd.	300,700	4,603,632
Industrial & Commercial Bank of China, “H”	1,461,000	815,797
Mitsubishi UFJ Financial Group, Inc.	193,900	807,287
National Australia Bank Ltd.	254,436	3,302,639
Sumitomo Mitsui Financial Group, Inc.	131,600	3,859,869
Toronto-Dominion Bank	27,730	1,383,364
UBS Group AG	399,890	4,859,552

		$29,898,859
Medical & Health Technology & Services - 0.8%
Eurofins Scientific SE (a)	2,307	$1,848,954
Fresenius Medical Care AG & Co. KGaA	11,390	965,866

		$2,814,820
Medical Equipment - 0.5%
Eiken Chemical Co. Ltd.	38,700	$694,852
Top Glove Corp.	147,400	933,659

		$1,628,511

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - 2.9%
Fortescue Metals Group Ltd.	294,452	$3,740,069
POSCO	9,053	1,406,077
Rio Tinto PLC	63,772	3,951,209
Vale S.A.	105,300	1,147,085

		$10,244,440
Natural Gas - Distribution - 0.3%
Italgas S.p.A.	157,601	$1,014,655

Natural Gas - Pipeline - 0.6%
Pembina Pipeline Corp.	85,929	$2,127,885

Network & Telecom - 0.4%
VTech Holdings Ltd.	254,600	$1,484,855

Other Banks & Diversified Financials - 2.3%
Bancolombia S.A., ADR	38,423	$1,078,149
Hana Financial Group, Inc.	51,647	1,219,175
ORIX Corp.	224,200	2,768,019
Sberbank of Russia PJSC, ADR (a)	231,683	2,797,572

		$7,862,915
Pharmaceuticals - 8.0%
Ajanta Pharma Ltd.	30,403	$613,202
Bayer AG	65,959	4,371,675
Kyowa Kirin Co. Ltd.	66,800	1,726,367
Novartis AG	79,040	6,823,698
Novo Nordisk A.S., “B”	77,500	5,133,203
Roche Holding AG	25,833	9,022,046

		$27,690,191
Precious Metals & Minerals - 0.5%
B2Gold Corp.	131,250	$881,474
Impala Platinum Holdings Ltd. (l)	101,879	939,802

		$1,821,276
Printing & Publishing - 1.7%
Transcontinental, Inc., “A”	170,470	$2,004,837
Wolters Kluwer N.V.	47,043	3,862,348

		$5,867,185
Railroad & Shipping - 1.4%
Canadian Pacific Railway Ltd.	8,207	$2,428,029
Sankyu, Inc.	56,900	2,372,640

		$4,800,669

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 2.4%
LEG Immobilien AG	11,964	$1,759,813
Longfor Properties Co. Ltd.	860,000	4,539,744
Shimao Property Holdings Ltd.	420,000	1,884,743

		$8,184,300
Restaurants - 0.3%
Greggs PLC	60,523	$1,146,411

Specialty Chemicals - 2.6%
Akzo Nobel N.V.	22,181	$2,195,397
L’Air Liquide S.A.	11,181	1,855,323
Linde PLC	4,424	1,112,894
Nitto Denko Corp.	31,300	1,898,402
Orbia Advance Corp. S.A.B. de C.V.	538,829	865,790
PTT Global Chemical PLC	809,100	1,202,374

		$9,130,180
Specialty Stores - 2.6%
HelloFresh SE (a)	28,028	$1,441,575
JD.com, Inc., ADR (a)	22,960	1,805,575
Just Eat Takeaway (a)	15,721	1,768,206
K’s Holdings Corp.	52,500	742,566
Ryohin Keikaku Co. Ltd.	48,900	762,638
Vipshop Holdings Ltd., ADR (a)	83,741	1,382,564
Zooplus AG (a)	6,330	1,196,539

		$9,099,663
Telecommunications - Wireless - 2.6%
KDDI Corp.	162,800	$4,721,074
SoftBank Corp.	23,000	1,428,274
Vodafone Group PLC	2,010,508	2,995,002

		$9,144,350
Telephone Services - 0.4%
Hellenic Telecommunications Organization S.A.	90,186	$1,474,442

Tobacco - 2.1%
British American Tobacco PLC	119,216	$4,035,843
Japan Tobacco, Inc.	173,000	3,232,283

		$7,268,126
Trucking - 0.3%
Yamato Holdings Co. Ltd.	39,900	$1,042,003

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 3.3%
AltaGas Ltd.	157,159	$2,032,639
Boralex, Inc., “A”	40,930	1,051,217
E.ON SE	85,380	1,009,713
Energisa S.A.	187,700	1,488,649
Iberdrola S.A.	282,351	3,554,755
NTPC Ltd.	845,451	1,107,244
Terna Participacoes S.A., IEU	242,001	1,246,116

		$11,490,333
Total Common Stocks (Identified Cost, $308,384,459)		$341,368,096

Preferred Stocks - 0.6%
Electronics - 0.4%
Samsung Electronics Co. Ltd.	34,108	$1,357,876

Utilities - Electric Power - 0.2%
Companhia Paranaense de Energia	70,700	$797,271
Total Preferred Stocks (Identified Cost, $2,054,260)		$2,155,147

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $2,791,445)	2,791,445	$2,791,445

Other Assets, Less Liabilities - 0.3%		864,601
Net Assets - 100.0%		$347,179,289

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,791,445 and $343,523,243, respectively.

(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,008,649, representing 0.3% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $114,471 of securities on loan (identified cost, $310,438,719)	$343,523,243
Investments in affiliated issuers, at value (identified cost, $2,791,445)	2,791,445
Foreign currency, at value (identified cost, $11,533)	11,418
Receivables for
Fund shares sold	374,765
Interest and dividends	1,726,031
Receivable from investment adviser	14,793
Other assets	318
Total assets	$348,442,013

Liabilities
Payables for
Investments purchased	$931,302
Fund shares reacquired	163,113
Payable to affiliates
Administrative services fee	617
Shareholder servicing costs	27,842
Distribution and service fees	2,646
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	137,189
Total liabilities	$1,262,724
Net assets	$347,179,289

Net assets consist of
Paid-in capital	$337,476,431
Total distributable earnings (loss)	9,702,858
Net assets	$347,179,289
Shares of beneficial interest outstanding	32,044,287

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$93,454,537	8,662,174	$10.79
Class B	148,483	13,852	10.72
Class C	220,026	20,570	10.70
Class I	5,182,999	478,041	10.84
Class R1	165,556	15,549	10.65
Class R2	155,979	14,436	10.80
Class R3	63,532	5,842	10.88
Class R4	62,313	5,745	10.85
Class R6	247,725,864	22,828,078	10.85

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.45 [100 / 94.25 x $10.79]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$11,235,698
Dividends from affiliated issuers	41,191
Other	35,186
Income on securities loaned	4,386
Foreign taxes withheld	(956,697)
Total investment income	$10,359,764
Expenses
Management fee	$1,567,656
Distribution and service fees	220,375
Shareholder servicing costs	88,245
Administrative services fee	52,353
Independent Trustees’ compensation	8,890
Custodian fee	112,984
Shareholder communications	10,269
Audit and tax fees	107,935
Legal fees	2,656
Registration fees	135,847
Miscellaneous	37,612
Total expenses	$2,344,822
Reduction of expenses by investment adviser	(326,548)
Net expenses	$2,018,274
Net investment income (loss)	$8,341,490

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $31,897 country tax)	$(21,942,023)
Affiliated issuers	(570)
Foreign currency	(76,312)
Net realized gain (loss)	$(22,018,905)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$38,887,520
Affiliated issuers	(291)
Translation of assets and liabilities in foreign currencies	67,106
Net unrealized gain (loss)	$38,954,335
Net realized and unrealized gain (loss)	$16,935,430
Change in net assets from operations	$25,276,920

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$8,341,490	$8,826,898
Net realized gain (loss)	(22,018,905)	(6,545,805)
Net unrealized gain (loss)	38,954,335	(18,068,842)
Change in net assets from operations	$25,276,920	$(15,787,749)
Total distributions to shareholders	$(9,250,211)	$(17,092,195)
Change in net assets from fund share transactions	$36,975,806	$28,949,353
Total change in net assets	$53,002,515	$(3,930,591)

Net assets
At beginning of period	294,176,774	298,107,365
At end of period	$347,179,289	$294,176,774

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.37	$11.71	$11.85	$9.82	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.30	$0.30	$0.25	$0.25
Net realized and unrealized gain (loss)	0.47	(1.01)	(0.12)	1.82	(0.32)
Total from investment operations	$0.72	$(0.71)	$0.18	$2.07	$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.26)	$(0.18)	$(0.04)	$(0.06)
From net realized gain	—	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.30)	$(0.63)	$(0.32)	$(0.04)	$(0.11)
Net asset value, end of period (x)	$10.79	$10.37	$11.71	$11.85	$9.82
Total return (%) (r)(s)(t)(x)	6.85	(5.67)	1.47	21.15	(0.64	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.00	0.99	0.98	5.84	(a)
Expenses after expense reductions (f)	0.89	0.89	0.89	0.89	0.89	(a)
Net investment income (loss)	2.39	2.80	2.49	2.34	2.70	(a)
Portfolio turnover	72	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$93,455	$84,917	$88,168	$535	$139

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.32	$11.64	$11.75	$9.78	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.24	$0.20	$0.16	$0.15
Net realized and unrealized gain (loss)	0.47	(1.02)	(0.11)	1.81	(0.28)
Total from investment operations	$0.64	$(0.78)	$0.09	$1.97	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.17)	$(0.06)	$—	$(0.04)
From net realized gain	—	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.24)	$(0.54)	$(0.20)	$—	$(0.09)
Net asset value, end of period (x)	$10.72	$10.32	$11.64	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	6.06	(6.41)	0.73	20.14	(1.27	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.75	1.74	1.73	7.12	(a)
Expenses after expense reductions (f)	1.64	1.64	1.64	1.64	1.63	(a)
Net investment income (loss)	1.61	2.28	1.63	1.51	1.64	(a)
Portfolio turnover	72	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$148	$152	$97	$109	$54

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.28	$11.59	$11.75	$9.78	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.22	$0.21	$0.16	$0.16
Net realized and unrealized gain (loss)	0.47	(1.00)	(0.11)	1.81	(0.29)
Total from investment operations	$0.64	$(0.78)	$0.10	$1.97	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.16)	$(0.12)	$—	$(0.04)
From net realized gain	—	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.22)	$(0.53)	$(0.26)	$—	$(0.09)
Net asset value, end of period (x)	$10.70	$10.28	$11.59	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	6.08	(6.42)	0.74	20.14	(1.27	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.75	1.75	1.73	7.03	(a)
Expenses after expense reductions (f)	1.64	1.64	1.64	1.64	1.63	(a)
Net investment income (loss)	1.64	2.04	1.73	1.54	1.70	(a)
Portfolio turnover	72	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$220	$240	$284	$133	$59

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.42	$11.77	$11.88	$9.84	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.31	$0.31	$0.29	$0.33
Net realized and unrealized gain (loss)	0.44	(1.00)	(0.10)	1.80	(0.37)
Total from investment operations	$0.75	$(0.69)	$0.21	$2.09	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.29)	$(0.18)	$(0.05)	$(0.07)
From net realized gain	—	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.33)	$(0.66)	$(0.32)	$(0.05)	$(0.12)
Net asset value, end of period (x)	$10.84	$10.42	$11.77	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	7.09	(5.45)	1.74	21.37	(0.37	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.75	0.74	0.73	4.94	(a)
Expenses after expense reductions (f)	0.64	0.64	0.64	0.64	0.64	(a)
Net investment income (loss)	3.06	2.89	2.50	2.70	3.65	(a)
Portfolio turnover	72	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$5,183	$1,652	$1,760	$1,259	$640

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.24	$11.63	$11.75	$9.78	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.22	$0.19	$0.15	$0.15
Net realized and unrealized gain (loss)	0.47	(1.01)	(0.10)	1.82	(0.28)
Total from investment operations	$0.64	$(0.79)	$0.09	$1.97	$(0.13)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.23)	$(0.07)	$—	$(0.04)
From net realized gain	—	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.23)	$(0.60)	$(0.21)	$—	$(0.09)
Net asset value, end of period (x)	$10.65	$10.24	$11.63	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	6.13	(6.44)	0.72	20.14	(1.27	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.75	1.73	1.72	7.19	(a)
Expenses after expense reductions (f)	1.64	1.64	1.64	1.64	1.63	(a)
Net investment income (loss)	1.63	2.09	1.54	1.41	1.60	(a)
Portfolio turnover	72	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$166	$146	$60	$59	$49

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$10.38	$11.73	$11.84	$9.81		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.27	$0.29	$0.20		$0.19
Net realized and unrealized gain (loss)	0.47	(1.01)	(0.13)	1.83		(0.28)
Total from investment operations	$0.69	$(0.74)	$0.16	$2.03		$(0.09)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.24)	$(0.13)	$(0.00	)(w)	$(0.05)
From net realized gain	—	(0.37)	(0.14)	—		(0.05)
Total distributions declared to shareholders	$(0.27)	$(0.61)	$(0.27)	$(0.00	)(w)	$(0.10)
Net asset value, end of period (x)	$10.80	$10.38	$11.73	$11.84		$9.81
Total return (%) (r)(s)(t)(x)	6.56	(5.95)	1.27	20.74		(0.82	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.25	1.25	1.22		6.68	(a)
Expenses after expense reductions (f)	1.14	1.14	1.14	1.14		1.13	(a)
Net investment income (loss)	2.12	2.54	2.34	1.90		2.11	(a)
Portfolio turnover	72	58	69	63		64	(n)
Net assets at end of period (000 omitted)	$156	$164	$167	$60		$50

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$10.45	$11.80	$11.91	$9.84		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.30	$0.28	$0.23		$0.29
Net realized and unrealized gain (loss)	0.49	(1.02)	(0.09)	1.84		(0.34)
Total from investment operations	$0.74	$(0.72)	$0.19	$2.07		$(0.05)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.26)	$(0.16)	$—		$(0.06)
From net realized gain	—	(0.37)	(0.14)	—		(0.05)
Total distributions declared to shareholders	$(0.31)	$(0.63)	$(0.30)	$—		$(0.11)
Net asset value, end of period (x)	$10.88	$10.45	$11.80	$11.91		$9.84
Total return (%) (r)(s)(t)(x)	6.92	(5.72)	1.50	21.04		(0.44	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.00	0.98	0.97		5.94	(a)
Expenses after expense reductions (f)	0.89	0.89	0.89	0.89		0.87	(a)
Net investment income (loss)	2.37	2.79	2.29	2.15		3.16	(a)
Portfolio turnover	72	58	69	63		64	(n)
Net assets at end of period (000 omitted)	$64	$58	$61	$60		$50

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.42	$11.77	$11.88	$9.84	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.33	$0.31	$0.25	$0.24
Net realized and unrealized gain (loss)	0.49	(1.02)	(0.10)	1.84	(0.28)
Total from investment operations	$0.76	$(0.69)	$0.21	$2.09	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.29)	$(0.18)	$(0.05)	$(0.07)
From net realized gain	—	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.33)	$(0.66)	$(0.32)	$(0.05)	$(0.12)
Net asset value, end of period (x)	$10.85	$10.42	$11.77	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	7.18	(5.45)	1.74	21.36	(0.37	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.75	0.73	0.72	6.18	(a)
Expenses after expense reductions (f)	0.64	0.64	0.64	0.64	0.63	(a)
Net investment income (loss)	2.62	3.04	2.54	2.41	2.60	(a)
Portfolio turnover	72	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$62	$58	$62	$60	$50

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$10.43	$11.78	$11.88	$9.84	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.34	$0.32	$0.26	$0.24
Net realized and unrealized gain (loss)	0.47	(1.02)	(0.09)	1.84	(0.28)
Total from investment operations	$0.76	$(0.68)	$0.23	$2.10	$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.30)	$(0.19)	$(0.06)	$(0.07)
From net realized gain	—	(0.37)	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.34)	$(0.67)	$(0.33)	$(0.06)	$(0.12)
Net asset value, end of period (x)	$10.85	$10.43	$11.78	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	7.18	(5.33)	1.86	21.41	(0.36	)(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.65	0.65	0.68	3.06	(a)
Expenses after expense reductions (f)	0.55	0.54	0.54	0.60	0.60	(a)
Net investment income (loss)	2.76	3.13	2.60	2.43	2.61	(a)
Portfolio turnover	72	58	69	63	64	(n)
Net assets at end of period (000 omitted)	$247,726	$206,790	$207,449	$196,685	$163,355
See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research International Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across

Notes to Financial Statements – continued

transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for

Notes to Financial Statements – continued

purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$10,904,104	$42,595,960	$—	$53,500,064
China	12,105,449	33,282,482	—	45,387,931
Switzerland	31,979,742	—	—	31,979,742
France	27,440,166	—	—	27,440,166
United Kingdom	26,876,446	—	—	26,876,446
Canada	24,962,969	—	—	24,962,969
Germany	15,216,597	—	—	15,216,597
Australia	—	14,104,384	—	14,104,384
South Korea	8,910,300	4,595,106	—	13,505,406
Other Countries	74,786,993	15,762,545	—	90,549,538
Mutual Funds	2,791,445	—	—	2,791,445
Total	$235,974,211	$110,340,477	$—	$346,314,688

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $114,471. These loans were collateralized by U.S. Treasury Obligations of $123,049 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/

Notes to Financial Statements – continued

loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$9,250,211	$7,500,165
Long-term capital gains	—	9,592,030

Total distributions	$9,250,211	$17,092,195

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$320,005,148
Gross appreciation	48,546,728

Gross depreciation	(22,237,188)
Net unrealized appreciation (depreciation)	$26,309,540

Undistributed ordinary income	6,758,565
Capital loss carryforwards	(23,361,368)
Other temporary differences	(3,879)

Notes to Financial Statements – continued

As of August 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(7,847,623)
Long-Term	(15,513,745)
Total	$(23,361,368)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$2,350,834	$4,798,715
Class B	3,422	4,279
Class C	4,533	10,851
Class I	51,103	97,467
Class R1	3,314	7,783
Class R2	3,830	8,777
Class R3	1,725	3,262
Class R4	1,860	3,445
Class R6	6,829,590	12,157,616
Total	$9,250,211	$17,092,195

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $33,400, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2021. For the year ended August 31, 2020, this reduction amounted to $293,148, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,117 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$214,146
Class B	0.75%	0.25%	1.00%	1.00%	1,492
Class C	0.75%	0.25%	1.00%	1.00%	2,297
Class R1	0.75%	0.25%	1.00%	1.00%	1,540
Class R2	0.25%	0.25%	0.50%	0.50%	750
Class R3	—	0.25%	0.25%	0.25%	150
Total Distribution and Service Fees					$220,375

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the year ended August 31, 2020.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are

Notes to Financial Statements – continued

subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$—
Class B	—
Class C	12

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $1,749, which equated to 0.0006% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $86,496.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0167% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 5,214 shares of Class A for an aggregate amount of $54,118.

At August 31, 2020, MFS held approximately 97% of the outstanding shares of Class R3 and 100% of the outstanding shares of Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to

Notes to Financial Statements – continued

ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $100,548. The sales transactions resulted in net realized gains (losses) of $(15,855).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2020, this reimbursement amounted to $34,311, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $261,593,324 and $223,641,808, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	5,001,865	$51,610,948	2,480,072	$25,752,781
Class B	—	—	6,820	73,292
Class C	4,359	43,607	7,632	77,887
Class I	711,263	7,109,625	129,773	1,406,786
Class R1	1,039	10,850	8,502	98,823
Class R2	203	2,087	654	7,027
Class R3	175	1,846	—	—
Class R6	7,300,536	74,505,088	4,783,747	50,967,030
	13,019,440	$133,284,051	7,417,200	$78,383,626

Shares issued to shareholders in reinvestment of distributions
Class A	3,856	$43,616	6,468	$62,548
Class B	303	3,422	442	4,279
Class C	402	4,533	1,126	10,851
Class I	4,506	51,103	9,951	96,523
Class R1	295	3,314	811	7,783
Class R2	338	3,830	905	8,777
Class R3	151	1,725	334	3,262
Class R4	164	1,860	355	3,445
Class R6	601,726	6,829,590	1,253,362	12,157,616
	611,741	$6,942,993	1,273,754	$12,355,084

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(4,535,077)	$(48,597,862)	(1,822,540)	$(19,350,684)
Class B	(1,217)	(12,710)	(860)	(9,450)
Class C	(7,564)	(78,575)	(9,859)	(104,993)
Class I	(396,295)	(3,652,420)	(130,649)	(1,380,360)
Class R1	—	—	(234)	(2,338)
Class R2	(1,891)	(20,237)	(24)	(252)
Class R3	(1)	(7)	—	—
Class R6	(4,908,892)	(50,889,427)	(3,808,748)	(40,941,280)
	(9,850,937)	$(103,251,238)	(5,772,914)	$(61,789,357)

Net change
Class A	470,644	$3,056,702	664,000	$6,464,645
Class B	(914)	(9,288)	6,402	68,121
Class C	(2,803)	(30,435)	(1,101)	(16,255)
Class I	319,474	3,508,308	9,075	122,949
Class R1	1,334	14,164	9,079	104,268
Class R2	(1,350)	(14,320)	1,535	15,552
Class R3	325	3,564	334	3,262
Class R4	164	1,860	355	3,445
Class R6	2,993,370	30,445,251	2,228,361	22,183,366
	3,780,244	$36,975,806	2,918,040	$28,949,353

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 14%, 12%, 10%, 9%, 9%, 5%, 5%, 5%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee,

Notes to Financial Statements – continued

based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $1,659 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,436,778	$106,545,031	$108,189,503	$(570)	$(291)	$2,791,445

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$41,191	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Blended Research International Equity Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Blended Research International Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 19, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Blended Research International Equity Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as

Board Review of Investment Advisory Agreement – continued

compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for each of the three- and one-year periods (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2015; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’

Board Review of Investment Advisory Agreement – continued

approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $11,230,570. The fund intends to pass through foreign tax credits of $921,497 for the fiscal year.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® Global New Discovery Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

GND-ANN

MFS® Global New Discovery Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Clarivate PLC	1.8%
Gerresheimer AG	1.8%
Arthur J. Gallagher & Co.	1.6%
Cranswick PLC	1.6%
PRA Health Sciences, Inc.	1.6%
Cellnex Telecom S.A.	1.6%
Just Eat Takeaway	1.4%
Take-Two Interactive Software, Inc.	1.3%
Everbridge, Inc.	1.3%
Symrise AG	1.3%

GICS equity sectors (g)
Industrials	23.3%
Information Technology	18.1%
Health Care	11.5%
Real Estate	11.1%
Materials	9.1%
Consumer Discretionary	8.6%
Communication Services	5.7%
Financials	5.3%
Consumer Staples	3.3%

Issuer country weightings (x)
United States	50.9%
United Kingdom	11.3%
Japan	7.6%
Germany	5.5%
Netherlands	3.8%
France	3.1%
Spain	2.3%
Canada	2.2%
Australia	2.1%
Other Countries	11.2%

Currency exposure weightings (y)
United States Dollar	56.6%
Euro	15.3%
British Pound Sterling	9.0%
Japanese Yen	7.6%
Australian Dollar	2.1%
Indian Rupee	2.0%
Swiss Franc	1.8%
Norwegian Krone	1.2%
Swedish Krona	0.9%
Other Currencies	3.5%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Global New Discovery Fund (fund) provided a total return of 18.63%, at net asset value. This compares with a return of 8.55% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index (net div).

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Contributors to Performance

Stock selection within the industrials sector was a primary contributor to performance relative to the MSCI All Country World Small Mid Cap Index. Here, the fund’s holdings

4

Management Review – continued

of analytics services provider Clarivate (b), and an overweight position in shares of logistics company SG Holdings (Japan), bolstered relative performance. The share price for SG Holdings increased during the reporting period after the firm announced positive operating profit results and guidance figures, driven by strong volume growth in its business to consumer segment.

In other sectors, the fund’s overweight positions in diagnostic healthcare products manufacturer Quidel, event management and enterprise safety software developer Everbridge, discount retailer Ollie’s Bargain Outlet Holdings, system services provider OBIC (Japan), glass and plastic products supplier Gerresheimer (Germany), software products provider Synopsys and pharmaceutical research company Charles River Laboratories International boosted relative results.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity.

Detractors from Performance

Stock selection and an overweight position in the consumer discretionary sector detracted from relative performance. Here, the fund’s overweight position in child care and early education provider Bright Horizons Family Solutions and health and wellness spa services provider OneSpaWorld (h) (Bahamas) hurt relative returns. The stock price for Bright Horizons declined sharply in the latter half of the reporting period as investors appeared to have recognized the impacts of the closing of 50% of the company’s schools as a result of the COVID-19 virus.

Elsewhere, the fund’s overweight positions in oilfield and natural gas reservoir service firm Core Laboratories (h) (Netherlands), real estate investment trust STORE Capital (h), aviation engine and components manufacturer MTU Aero Engines (h) (Germany), real estate investment trust CoreSite Realty, construction materials company Summit Materials, enterprise software solutions provider Linx (h) (Brazil), coating systems manufacturer Axalta Coating Systems and packaging products manufacturer Essentra (United Kingdom) further held back relative returns.

Respectfully,

Portfolio Manager(s)

Eric Braz, Peter Fruzzetti, Michael Grossman, and Sandeep Mehta

Note to Shareholders: Effective December 31, 2019, Eric Braz and Sandeep Mehta were added as Portfolio Managers of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/16/11	18.63%	11.53%	12.58%
B	12/16/11	17.72%	10.70%	11.75%
C	12/16/11	17.72%	10.70%	11.75%
I	12/16/11	18.94%	11.81%	12.87%
R1	12/16/11	17.73%	10.69%	11.74%
R2	12/16/11	18.33%	11.25%	12.30%
R3	12/16/11	18.63%	11.54%	12.59%
R4	12/16/11	18.94%	11.79%	12.86%
R6	1/02/13	19.01%	11.92%	11.13%

Comparative benchmark(s)
MSCI All Country World Small Mid Cap Index (net div) (f)		8.55%	7.45%	9.69%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		11.80%	10.22%	11.82%
B With CDSC (Declining over six years from 4% to 0%) (v)		13.72%	10.43%	11.75%
C With CDSC (1% for 12 months) (v)		16.72%	10.70%	11.75%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Small Mid Cap Index (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

8

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	1.47%	$1,000.00	$1,163.43	$7.99
	Hypothetical (h)	1.47%	$1,000.00	$1,017.75	$7.46
B	Actual	2.22%	$1,000.00	$1,159.63	$12.05
	Hypothetical (h)	2.22%	$1,000.00	$1,013.98	$11.24
C	Actual	2.22%	$1,000.00	$1,159.63	$12.05
	Hypothetical (h)	2.22%	$1,000.00	$1,013.98	$11.24
I	Actual	1.22%	$1,000.00	$1,165.61	$6.64
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19
R1	Actual	2.22%	$1,000.00	$1,159.72	$12.05
	Hypothetical (h)	2.22%	$1,000.00	$1,013.98	$11.24
R2	Actual	1.73%	$1,000.00	$1,162.62	$9.40
	Hypothetical (h)	1.73%	$1,000.00	$1,016.44	$8.77
R3	Actual	1.48%	$1,000.00	$1,164.06	$8.05
	Hypothetical (h)	1.48%	$1,000.00	$1,017.70	$7.51
R4	Actual	1.23%	$1,000.00	$1,164.99	$6.69
	Hypothetical (h)	1.23%	$1,000.00	$1,018.95	$6.24
R6	Actual	1.13%	$1,000.00	$1,166.40	$6.15
	Hypothetical (h)	1.13%	$1,000.00	$1,019.46	$5.74

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.35%, $7.34, and $6.85 for Class A, 2.10%, $11.40, and $10.63 for Class B, 2.10%, $11.40, and $10.63 for Class C, 1.10%, $5.99, and $5.58 for Class I, 2.10%, $11.40, and $10.63 for Class R1, 1.60%, $8.70, and $8.11 for Class R2, 1.35%, $7.34, and $6.85 for Class R3, 1.10%, $5.99, and $5.58 for Class R4, and 1.00%, $5.45, and $5.08 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

11

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 96.0%
Aerospace - 3.1%
CACI International, Inc., “A” (a)	2,333	$546,365
LISI Group (a)	12,760	289,316
PAE, Inc. (a)	59,630	526,831
Singapore Technologies Engineering Ltd.	140,400	349,742

		$1,712,254
Apparel Manufacturers - 0.6%
Skechers USA, Inc., “A” (a)	10,885	$324,917

Automotive - 2.7%
Copart, Inc. (a)	4,222	$436,217
Koito Manufacturing Co. Ltd.	7,200	348,196
LKQ Corp. (a)	13,761	436,774
USS Co. Ltd.	17,900	301,913

		$1,523,100
Brokerage & Asset Managers - 3.7%
B3 Brasil Bolsa Balcao S.A.	36,000	$386,383
Cboe Global Markets, Inc.	5,978	548,721
Euronext N.V.	4,613	560,401
NASDAQ, Inc.	4,212	566,177

		$2,061,682
Business Services - 7.2%
AS ONE Corp.	3,300	$421,867
Auto Trader Group PLC	55,505	417,874
Cancom SE	6,830	376,883
Clarivate PLC (a)	34,548	1,017,093
Electrocomponents PLC	69,268	628,713
IHS Markit Ltd.	8,718	696,742
WNS (Holdings) Ltd., ADR (a)	6,948	461,000

		$4,020,172
Cable TV - 0.7%
Cable One, Inc.	222	$408,553

Chemicals - 2.0%
FMC Corp.	5,354	$572,129
IMCD Group N.V.	4,829	515,645

		$1,087,774

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 8.9%
Cadence Design Systems, Inc. (a)	3,608	$400,163
Dun & Bradstreet Holdings, Inc. (a)	14,512	368,024
Everbridge, Inc. (a)	4,948	735,322
OBIC Co. Ltd.	2,700	478,997
Oracle Corp.	3,800	446,320
Ping Identity Holding Corp. (a)	21,047	725,490
Rakus Co. Ltd.	12,600	335,834
Synopsys, Inc. (a)	2,652	586,888
VERTEX, Inc. (a)	12,574	322,020
Zendesk, Inc. (a)	5,743	553,511

		$4,952,569
Computer Software - Systems - 6.1%
Amadeus IT Group S.A.	7,253	$406,023
EPAM Systems, Inc. (a)	1,736	567,846
NS Solutions Corp.	12,700	368,898
Q2 Holdings, Inc. (a)	5,424	527,701
Rapid7, Inc. (a)	9,091	587,006
SS&C Technologies Holdings, Inc.	8,045	512,627
TransUnion	5,044	437,416

		$3,407,517
Construction - 5.4%
AZEK Co. LLC (a)	16,145	$637,405
Marshalls PLC	34,069	289,645
Masco Corp.	8,885	517,996
Mid-America Apartment Communities, Inc., REIT	3,828	448,335
Otis Worldwide Corp.	6,488	408,095
Somfy S.A.	3,570	444,771
Summit Materials, Inc., “A” (a)	19,519	290,638

		$3,036,885
Consumer Products - 0.5%
Dabur India Ltd.	39,281	$253,273

Consumer Services - 2.0%
51job, Inc., ADR (a)	4,557	$298,666
Boyd Group Services, Inc.	2,088	332,502
Bright Horizons Family Solutions, Inc. (a)	3,624	482,028

		$1,113,196
Containers - 3.0%
Gerresheimer AG	8,599	$1,014,361
Mayr-Melnhof Karton AG	1,806	309,485

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - continued
SIG Combibloc Group AG	17,849	$350,286

		$1,674,132
Electrical Equipment - 2.2%
AMETEK, Inc.	5,014	$504,910
Halma PLC	11,949	354,277
Sensata Technologies Holding PLC (a)	8,851	368,556

		$1,227,743
Electronics - 1.5%
ASM International N.V.	2,614	$393,359
Kardex AG	2,010	416,253

		$809,612
Entertainment - 1.2%
CTS Eventim AG (a)	7,738	$384,325
Manchester United PLC, “A”	20,125	309,522

		$693,847
Food & Beverages - 2.8%
Bakkafrost P/f (a)	5,583	$349,589
Cranswick PLC	18,420	918,435
S Foods, Inc.	11,800	320,344

		$1,588,368
Furniture & Appliances - 0.8%
SEB S.A.	2,470	$433,588

General Merchandise - 0.6%
Ollie’s Bargain Outlet Holdings, Inc. (a)	3,581	$342,129

Insurance - 1.6%
Arthur J. Gallagher & Co.	8,739	$920,217

Leisure & Toys - 2.3%
Take-Two Interactive Software, Inc. (a)	4,403	$753,750
Thule Group AB	16,033	506,395

		$1,260,145
Machinery & Tools - 3.8%
Azbil Corp.	12,600	$394,670
IDEX Corp.	2,113	380,826
Ingersoll Rand, Inc. (a)	12,556	440,213
Ritchie Bros. Auctioneers, Inc.	5,752	336,204
Spirax-Sarco Engineering PLC	2,453	335,939

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
VAT Group AG	1,286	$250,386

		$2,138,238
Medical & Health Technology & Services - 4.3%
Charles River Laboratories International, Inc. (a)	2,881	$630,795
ICON PLC (a)	2,864	533,878
PRA Health Sciences, Inc. (a)	8,514	910,232
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	313,200	340,889

		$2,415,794
Medical Equipment - 4.6%
Masimo Corp. (a)	1,790	$400,960
Nakanishi, Inc.	16,200	258,982
PerkinElmer, Inc.	4,907	577,652
Quidel Corp. (a)	3,580	629,937
STERIS PLC	4,524	722,211

		$2,589,742
Network & Telecom - 2.2%
CoreSite Realty Corp., REIT	4,310	$527,759
QTS Realty Trust, Inc., REIT, “A”	10,167	689,526

		$1,217,285
Printing & Publishing - 0.8%
Wolters Kluwer N.V.	5,645	$463,469

Railroad & Shipping - 0.9%
Kansas City Southern Co.	2,883	$524,821

Real Estate - 8.2%
Big Yellow Group PLC, REIT	36,101	$517,326
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	181,727	271,569
Embassy Office Parks, REIT	85,600	421,142
Goodman Group, REIT	45,098	604,575
Industrial Logistics Properties Trust, REIT	12,935	279,008
LEG Immobilien AG	3,909	574,984
National Storage, REIT	388,156	540,487
STAG Industrial, Inc., REIT	15,870	512,601
Sun Communities, Inc., REIT	2,524	376,278
Unite Group PLC, REIT	34,961	452,152

		$4,550,122
Restaurants - 0.8%
Yum China Holdings, Inc.	7,584	$437,673

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 5.8%
Axalta Coating Systems Ltd. (a)	15,755	$375,757
Borregaard ASA	21,331	310,599
Croda International PLC	6,992	551,447
Essentra PLC	131,000	536,900
Ferro Corp. (a)	29,281	365,134
RPM International, Inc.	4,535	384,432
Symrise AG	5,276	727,516

		$3,251,785
Specialty Stores - 2.1%
Burlington Stores, Inc. (a)	2,070	$407,645
Just Eat Takeaway (a)	6,835	760,517

		$1,168,162
Telecommunications - Wireless - 1.6%
Cellnex Telecom S.A.	14,099	$903,168

Trucking - 2.0%
GFL Environmental, Inc.	29,309	$534,889
SG Holdings Co. Ltd.	12,100	556,933

		$1,091,822
Total Common Stocks (Identified Cost, $38,763,584)		$53,603,754

Investment Companies (h) - 3.9%
Money Market Funds - 3.9%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $2,190,445)	2,190,378	$2,190,378

Other Assets, Less Liabilities - 0.1%		45,103
Net Assets - 100.0%		$55,839,235

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,190,378 and $53,603,754, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $38,763,584)	$53,603,754
Investments in affiliated issuers, at value (identified cost, $2,190,445)	2,190,378
Foreign currency, at value (identified cost, $2,309)	2,480
Receivables for
Investments sold	79,944
Fund shares sold	98,626
Dividends	84,487
Receivable from investment adviser	19,253
Other assets	450
Total assets	$56,079,372

Liabilities
Payables for
Investments purchased	$117,600
Fund shares reacquired	24,603
Payable to affiliates
Administrative services fee	70
Shareholder servicing costs	13,233
Distribution and service fees	1,144
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	83,474
Total liabilities	$240,137
Net assets	$55,839,235

Net assets consist of
Paid-in capital	$39,970,098
Total distributable earnings (loss)	15,869,137
Net assets	$55,839,235
Shares of beneficial interest outstanding	2,582,727

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$17,028,508	789,276	$21.57
Class B	2,678,034	133,545	20.05
Class C	3,421,822	170,647	20.05
Class I	18,688,145	851,050	21.96
Class R1	120,061	5,991	20.04
Class R2	177,521	8,419	21.09
Class R3	205,782	9,541	21.57
Class R4	87,317	3,976	21.96
Class R6	13,432,045	610,282	22.01

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.89 [100 / 94.25 x $21.57]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$575,106
Dividends from affiliated issuers	18,447
Income on securities loaned	9,734
Other	133
Foreign taxes withheld	(36,493)
Total investment income	$566,927
Expenses
Management fee	$476,072
Distribution and service fees	93,382
Shareholder servicing costs	46,640
Administrative services fee	17,500
Independent Trustees’ compensation	1,196
Custodian fee	35,676
Shareholder communications	16,129
Audit and tax fees	69,439
Legal fees	617
Registration fees	127,568
Miscellaneous	34,470
Total expenses	$918,689
Reduction of expenses by investment adviser and distributor	(232,987)
Net expenses	$685,702
Net investment income (loss)	$(118,775)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $7,795 country tax)	$2,517,088
Affiliated issuers	244
Foreign currency	750
Net realized gain (loss)	$2,518,082
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $12,656 decrease in deferred country tax)	$5,842,937
Affiliated issuers	(117)
Translation of assets and liabilities in foreign currencies	3,477
Net unrealized gain (loss)	$5,846,297
Net realized and unrealized gain (loss)	$8,364,379
Change in net assets from operations	$8,245,604

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$(118,775)	$(40,526)
Net realized gain (loss)	2,518,082	994,662
Net unrealized gain (loss)	5,846,297	(2,756,304)
Change in net assets from operations	$8,245,604	$(1,802,168)
Total distributions to shareholders	$(1,495,013)	$(3,638,101)
Change in net assets from fund share transactions	$4,053,286	$(3,359,876)
Total change in net assets	$10,803,877	$(8,800,145)

Net assets
At beginning of period	45,035,358	53,835,503
At end of period	$55,839,235	$45,035,358

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$18.72	$21.27	$18.31	$15.69	$14.85

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.03)	$(0.03)	$(0.02)	$0.01
Net realized and unrealized gain (loss)	3.49	(0.62)	3.57	2.66	0.84
Total from investment operations	$3.43	$(0.65)	$3.54	$2.64	$0.85

Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$—	$(0.02)	$(0.01)
From net realized gain	(0.58)	(1.88)	(0.58)	—	—
Total distributions declared to shareholders	$(0.58)	$(1.90)	$(0.58)	$(0.02)	$(0.01)
Net asset value, end of period (x)	$21.57	$18.72	$21.27	$18.31	$15.69
Total return (%) (r)(s)(t)(x)	18.63	(1.65)	19.70	16.85	5.75

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	2.04	1.94	2.33	2.35
Expenses after expense reductions (f)	1.49	1.51	1.50	1.50	1.50
Net investment income (loss)	(0.32)	(0.16)	(0.17)	(0.15)	0.07
Portfolio turnover	84	55	36	37	37
Net assets at end of period (000 omitted)	$17,029	$11,255	$11,581	$7,893	$11,699

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$17.57	$20.21	$17.55	$15.13	$14.42

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.16)	$(0.17)	$(0.13)	$(0.09)
Net realized and unrealized gain (loss)	3.25	(0.60)	3.41	2.55	0.80
Total from investment operations	$3.06	$(0.76)	$3.24	$2.42	$0.71

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.58)	(1.88)	(0.58)	—	—
Total distributions declared to shareholders	$(0.58)	$(1.88)	$(0.58)	$—	$—
Net asset value, end of period (x)	$20.05	$17.57	$20.21	$17.55	$15.13
Total return (%) (r)(s)(t)(x)	17.72	(2.35)	18.83	15.99	4.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.72	2.79	2.69	3.07	3.09
Expenses after expense reductions (f)	2.24	2.26	2.25	2.25	2.25
Net investment income (loss)	(1.08)	(0.91)	(0.90)	(0.83)	(0.62)
Portfolio turnover	84	55	36	37	37
Net assets at end of period (000 omitted)	$2,678	$2,508	$2,488	$1,513	$1,188

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$17.57	$20.21	$17.55	$15.13	$14.42

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.16)	$(0.18)	$(0.13)	$(0.09)
Net realized and unrealized gain (loss)	3.25	(0.60)	3.42	2.55	0.80
Total from investment operations	$3.06	$(0.76)	$3.24	$2.42	$0.71

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.58)	(1.88)	(0.58)	—	—
Total distributions declared to shareholders	$(0.58)	$(1.88)	$(0.58)	$—	$—
Net asset value, end of period (x)	$20.05	$17.57	$20.21	$17.55	$15.13
Total return (%) (r)(s)(t)(x)	17.72	(2.35)	18.83	15.99	4.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.72	2.78	2.69	3.08	3.09
Expenses after expense reductions (f)	2.24	2.26	2.25	2.25	2.24
Net investment income (loss)	(1.08)	(0.91)	(0.93)	(0.84)	(0.64)
Portfolio turnover	84	55	36	37	37
Net assets at end of period (000 omitted)	$3,422	$3,287	$4,470	$4,944	$5,017

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$19.00	$21.54	$18.49	$15.86	$15.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.01	$0.02	$0.04	$0.07
Net realized and unrealized gain (loss)	3.56	(0.62)	3.61	2.67	0.82
Total from investment operations	$3.54	$(0.61)	$3.63	$2.71	$0.89

Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$—	$(0.08)	$(0.03)
From net realized gain	(0.58)	(1.88)	(0.58)	—	—
Total distributions declared to shareholders	$(0.58)	$(1.93)	$(0.58)	$(0.08)	$(0.03)
Net asset value, end of period (x)	$21.96	$19.00	$21.54	$18.49	$15.86
Total return (%) (r)(s)(t)(x)	18.94	(1.41)	20.01	17.20	5.98

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.76	1.69	2.06	2.06
Expenses after expense reductions (f)	1.24	1.26	1.25	1.25	1.25
Net investment income (loss)	(0.09)	0.05	0.11	0.21	0.44
Portfolio turnover	84	55	36	37	37
Net assets at end of period (000 omitted)	$18,688	$14,059	$28,463	$17,606	$5,052

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$17.56	$20.20	$17.55	$15.13	$14.42

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.16)	$(0.18)	$(0.14)	$(0.10)
Net realized and unrealized gain (loss)	3.25	(0.60)	3.41	2.56	0.81
Total from investment operations	$3.06	$(0.76)	$3.23	$2.42	$0.71

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.58)	(1.88)	(0.58)	—	—
Total distributions declared to shareholders	$(0.58)	$(1.88)	$(0.58)	$—	$—
Net asset value, end of period (x)	$20.04	$17.56	$20.20	$17.55	$15.13
Total return (%) (r)(s)(t)(x)	17.73	(2.35)	18.77	15.99	4.92

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.72	2.79	2.69	3.08	3.12
Expenses after expense reductions (f)	2.24	2.26	2.25	2.25	2.25
Net investment income (loss)	(1.08)	(0.92)	(0.92)	(0.86)	(0.70)
Portfolio turnover	84	55	36	37	37
Net assets at end of period (000 omitted)	$120	$101	$73	$62	$66

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$18.36	$20.93	$18.06	$15.50	$14.71

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.07)	$(0.07)	$(0.05)	$(0.03)
Net realized and unrealized gain (loss)	3.42	(0.62)	3.52	2.62	0.82
Total from investment operations	$3.31	$(0.69)	$3.45	$2.57	$0.79

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.01)	$—
From net realized gain	(0.58)	(1.88)	(0.58)	—	—
Total distributions declared to shareholders	$(0.58)	$(1.88)	$(0.58)	$(0.01)	$—
Net asset value, end of period (x)	$21.09	$18.36	$20.93	$18.06	$15.50
Total return (%) (r)(s)(t)(x)	18.33	(1.89)	19.47	16.58	5.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.29	2.18	2.57	2.59
Expenses after expense reductions (f)	1.74	1.76	1.75	1.75	1.75
Net investment income (loss)	(0.58)	(0.41)	(0.33)	(0.32)	(0.17)
Portfolio turnover	84	55	36	37	37
Net assets at end of period (000 omitted)	$178	$218	$211	$115	$89

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$18.72	$21.26	$18.30	$15.70	$14.85

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.03)	$(0.04)	$(0.02)	$0.01
Net realized and unrealized gain (loss)	3.49	(0.62)	3.58	2.66	0.84
Total from investment operations	$3.43	$(0.65)	$3.54	$2.64	$0.85

Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$—	$(0.04)	$—
From net realized gain	(0.58)	(1.88)	(0.58)	—	—
Total distributions declared to shareholders	$(0.58)	$(1.89)	$(0.58)	$(0.04)	$—
Net asset value, end of period (x)	$21.57	$18.72	$21.26	$18.30	$15.70
Total return (%) (r)(s)(t)(x)	18.63	(1.63)	19.72	16.87	5.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	2.04	1.94	2.32	2.34
Expenses after expense reductions (f)	1.49	1.51	1.50	1.50	1.50
Net investment income (loss)	(0.31)	(0.16)	(0.18)	(0.13)	0.07
Portfolio turnover	84	55	36	37	37
Net assets at end of period (000 omitted)	$206	$152	$144	$116	$80
See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$19.00	$21.56	$18.50	$15.87	$15.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.02	$0.02	$0.03	$0.05
Net realized and unrealized gain (loss)	3.56	(0.64)	3.62	2.67	0.83
Total from investment operations	$3.54	$(0.62)	$3.64	$2.70	$0.88

Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$—	$(0.07)	$(0.01)
From net realized gain	(0.58)	(1.88)	(0.58)	—	—
Total distributions declared to shareholders	$(0.58)	$(1.94)	$(0.58)	$(0.07)	$(0.01)
Net asset value, end of period (x)	$21.96	$19.00	$21.56	$18.50	$15.87
Total return (%) (r)(s)(t)(x)	18.94	(1.43)	20.05	17.11	5.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.78	1.69	2.08	2.09
Expenses after expense reductions (f)	1.24	1.26	1.25	1.25	1.25
Net investment income (loss)	(0.08)	0.08	0.08	0.18	0.30
Portfolio turnover	84	55	36	37	37
Net assets at end of period (000 omitted)	$87	$73	$74	$62	$53

Class R6	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17	8/31/16
Net asset value, beginning of period	$19.03	$21.58	$18.51	$15.87	$15.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.05	$0.04	$0.03	$0.07
Net realized and unrealized gain (loss)	3.55	(0.64)	3.61	2.70	0.84
Total from investment operations	$3.56	$(0.59)	$3.65	$2.73	$0.91

Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$—	$(0.09)	$(0.07)
From net realized gain	(0.58)	(1.88)	(0.58)	—	—
Total distributions declared to shareholders	$(0.58)	$(1.96)	$(0.58)	$(0.09)	$(0.07)
Net asset value, end of period (x)	$22.01	$19.03	$21.58	$18.51	$15.87
Total return (%) (r)(s)(t)(x)	19.01	(1.26)	20.09	17.31	6.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.69	1.60	1.97	1.98
Expenses after expense reductions (f)	1.15	1.16	1.16	1.15	1.13
Net investment income (loss)	0.03	0.24	0.18	0.21	0.44
Portfolio turnover	84	55	36	37	37
Net assets at end of period (000 omitted)	$13,432	$13,382	$6,332	$4,609	$2,317

See Notes to Financial Statements

25

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global New Discovery Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

28

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$26,197,286	$—	$—	$26,197,286
United Kingdom	6,329,323	—	—	6,329,323
Japan	2,239,951	1,993,003	—	4,232,954
Germany	3,078,069	—	—	3,078,069
Netherlands	2,132,990	—	—	2,132,990
France	1,728,076	—	—	1,728,076
Spain	1,309,191	—	—	1,309,191
Canada	1,203,595	—	—	1,203,595
Australia	—	1,145,062	—	1,145,062
Other Countries	5,897,466	349,742	—	6,247,208
Mutual Funds	2,190,378	—	—	2,190,378
Total	$52,306,325	$3,487,807	$—	$55,794,132

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement

29

Notes to Financial Statements – continued

period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three

30

Notes to Financial Statements – continued

year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to net operating losses, passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$—	$2,120,041
Long-term capital gains	1,495,013	1,518,060

Total distributions	$1,495,013	$3,638,101

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$41,284,536
Gross appreciation	15,221,896

Gross depreciation	(712,300)
Net unrealized appreciation (depreciation)	$14,509,596

Undistributed long-term capital gain	1,498,102
Late year ordinary loss deferral	(140,496)
Other temporary differences	1,935

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

31

Notes to Financial Statements – continued

differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$373,287	$1,059,493
Class B	81,085	233,710
Class C	107,440	376,368
Class I	465,351	1,329,173
Class R1	3,350	9,502
Class R2	7,003	19,586
Class R3	4,715	12,995
Class R4	2,255	6,720
Class R6	450,527	590,554
Total	$1,495,013	$3,638,101

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.975%
In excess of $1 billion and up to $2.5 billion	0.90%
In excess of $2.5 billion	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $5,200, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.96% of the fund’s average daily net assets.

For the period from September 1, 2019 through July 31, 2020, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.50%	2.25%	2.25%	1.25%	2.25%	1.75%	1.50%	1.25%	1.22%

This written agreement terminated on July 31, 2020. For the period from September 1, 2019 through July 31, 2020, this reduction amounted to $203,332, which is included in the reduction of total expenses in the Statement of Operations.

32

Notes to Financial Statements – continued

Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.35%	2.10%	2.10%	1.10%	2.10%	1.60%	1.35%	1.10%	1.01%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2021. For the period from August 1, 2020 through August 31, 2020, this reduction amounted to $24,172, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $9,011 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$33,588
Class B	0.75%	0.25%	1.00%	1.00%	24,592
Class C	0.75%	0.25%	1.00%	1.00%	32,562
Class R1	0.75%	0.25%	1.00%	1.00%	1,055
Class R2	0.25%	0.25%	0.50%	0.50%	1,156
Class R3	—	0.25%	0.25%	0.25%	429
Total Distribution and Service Fees					$93,382

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $233 and $50 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

33

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$—
Class B	2,361
Class C	378

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $7,518, which equated to 0.0154% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $39,122.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0358% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 3,461 shares of Class R6 for an aggregate amount of $56,449.

At August 31, 2020, MFS held approximately 69% of the outstanding shares of Class R1 and 100% of the outstanding shares of Class R4.

34

Notes to Financial Statements – continued

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $124,353 and $11,330, respectively. The sales transactions resulted in net realized gains (losses) of $367.

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $40,360,476 and $39,667,726, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	338,113	$6,494,965	140,145	$2,590,746
Class B	1,276	24,857	30,247	520,891
Class C	34,254	609,703	25,712	446,860
Class I	449,581	8,714,037	335,999	6,158,623
Class R1	80	1,390	1,486	27,291
Class R2	1,098	19,039	987	17,440
Class R3	3,130	54,410	1,803	33,562
Class R6	866,050	17,065,262	829,525	15,259,725
	1,693,582	$32,983,663	1,365,904	$25,055,138

Shares issued to shareholders in reinvestment of distributions
Class A	18,847	$372,607	65,310	$1,057,363
Class B	4,390	81,085	15,252	233,053
Class C	5,817	107,440	24,630	376,368
Class I	23,175	465,351	81,047	1,329,173
Class R1	181	3,350	622	9,502
Class R2	362	7,003	1,232	19,586
Class R3	239	4,715	803	12,995
Class R4	113	2,255	409	6,720
Class R6	8,711	175,256	19,982	327,900
	61,835	$1,219,062	209,287	$3,372,660

35

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(168,839)	$(3,111,028)	(148,750)	$(2,707,444)
Class B	(14,874)	(270,825)	(25,853)	(441,622)
Class C	(56,516)	(973,290)	(84,383)	(1,465,850)
Class I	(361,621)	(6,686,741)	(998,589)	(18,788,277)
Class R1	(1)	(10)	(2)	(39)
Class R2	(4,936)	(102,205)	(407)	(7,426)
Class R3	(1,972)	(36,791)	(1,226)	(22,967)
Class R6	(967,876)	(18,968,549)	(439,476)	(8,354,049)
	(1,576,635)	$(30,149,439)	(1,698,686)	$(31,787,674)

Net change
Class A	188,121	$3,756,544	56,705	$940,665
Class B	(9,208)	(164,883)	19,646	312,322
Class C	(16,445)	(256,147)	(34,041)	(642,622)
Class I	111,135	2,492,647	(581,543)	(11,300,481)
Class R1	260	4,730	2,106	36,754
Class R2	(3,476)	(76,163)	1,812	29,600
Class R3	1,397	22,334	1,380	23,590
Class R4	113	2,255	409	6,720
Class R6	(93,115)	(1,728,031)	410,031	7,233,576
	178,782	$4,053,286	(123,495)	$(3,359,876)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $256 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$502,374	$34,677,496	$32,989,619	$244	$(117)	$2,190,378

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$18,447	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C shares to Class A of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A shares of the same fund. Please see the fund’s prospectus for details.

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global New Discovery Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global New Discovery Fund (the “Fund”) (one of the funds constituting MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust IV) at August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

38

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 19, 2020

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

45

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Eric Braz Peter Fruzzetti Michael Grossman Sandeep Mehta

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global New Discovery Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

47

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

48

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce the expense limitation for the Fund effective August 1, 2020, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending,

49

Board Review of Investment Advisory Agreement – continued

and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

50

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,900,000 as capital gain dividends paid during the fiscal year.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® Mid Cap Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

OTC-ANN

MFS® Mid Cap Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Cadence Design Systems, Inc.	2.8%
PerkinElmer, Inc.	2.4%
Take-Two Interactive Software, Inc.	2.3%
Bright Horizons Family Solutions, Inc.	2.3%
MSCI, Inc.	2.2%
Verisk Analytics, Inc., “A”	2.2%
Monolithic Power Systems, Inc.	2.1%
Clarivate PLC	2.0%
IHS Markit Ltd.	1.8%
Steris PLC	1.8%

GICS equity sectors (g)
Information Technology	27.2%
Health Care	20.0%
Industrials	18.6%
Consumer Discretionary	13.1%
Financials	6.9%
Communication Services	5.9%
Materials	3.1%
Real Estate	2.7%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2020, Class A shares of the MFS Mid Cap Growth Fund (fund) provided a total return of 23.16%, at net asset value. This compares with a return of 23.56% for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

Markets experienced an extraordinarily sharp selloff and in many cases an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest, and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for longer. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have in many cases halted share repurchases and cut dividends, and some firms have been forced to recapitalize.

Detractors from Performance

Security selection within the consumer discretionary sector detracted from performance relative to the Russell Midcap® Growth Index. Within this sector, the fund’s overweight

3

Management Review – continued

positions in childcare and early education provider Bright Horizons Family Solutions and specialty value retailer Five Below (h) held back relative returns. The share price of Bright Horizons declined sharply at the beginning of the calendar year after the company closed 50% of its schools, as a result of the COVID-19 virus.

A combination of stock selection and an overweight position in the real estate sector also weighed on relative results. However, there were no individual stocks within this sector that were among the fund’s largest relative detractors during the period.

Stock selection in the health care sector further hindered relative performance, led by the timing of the fund’s ownership in shares of biotechnology company Seattle Genetics and an overweight position in medical and surgical equipment manufacturer STERIS. The share price of Seattle Genetics appreciated throughout the period as the company reported strong revenue growth, driven by solid commercial performance of newly-launched products, Padev and Tukysa, despite the headwinds caused by the COVID-19 pandemic.

Elsewhere, not owning shares of semiconductor firm Advanced Micro Devices, communication software services provider Twilio, digital music services provider Spotify Technology and software company Splunk also dampened relative results. The share price of Advanced Micro Devices appreciated, owing to market share gains in its server Segment. Better-than-expected full-year revenue guidance, primarily driven by its Data Center segment and positive demand trends in its PCs and Gaming business lines, further supported share price. Additionally, an overweight position in construction materials company Vulcan Materials further weakened relative performance.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in both the financials and industrials sectors contributed to relative performance. Within the financials sector, the fund’s overweight position in index data provider MSCI boosted relative results. Despite market volatility, the share price of MSCI appreciated during the period following higher asset-backed and nonrecurring revenues, slightly lower-than-expected expenses and a lower tax rate. Within the industrials sector, the fund’s position in analytics services provider Clarivate (b) aided relative results. The share price of Clarivate benefited from strong revenue growth, particularly in its Science Product Group segment. Additionally, the stock price reacted positively to robust subscription growth and better-than-expected pricing.

Stocks in other sectors that contributed to relative performance included the fund’s positions in enterprise cloud computing solutions provider ServiceNow (b), software services provider Autodesk (b) and cloud-based web development services provider Wix.com (b) (Israel). Despite the ongoing market volatility, the share price of ServiceNow appreciated after its management reported robust earnings results, driven by a larger-than-anticipated increase in subscription billings and revenues. Overweight positions in power circuit systems provider Monolithic Power Systems, integrated

4

Management Review – continued

circuits and electronic devices developer Cadence Design Systems and diagnostics and life science research services provider PerkinElmer also supported relative returns. Additionally, not owning social networking service provider Twitter, and the timing of the fund’s ownership in shares of at-home live and on-demand fitness platform Peloton Interactive, further boosted relative results.

Respectfully,

Portfolio Manager(s)

Eric Fischman and Paul Gordon

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	23.16%	16.38%	16.58%	N/A
B	12/01/93	22.20%	15.51%	15.71%	N/A
C	8/01/94	22.23%	15.52%	15.70%	N/A
I	1/02/97	23.45%	16.68%	16.87%	N/A
R1	4/01/05	22.18%	15.51%	15.71%	N/A
R2	10/31/03	22.83%	16.10%	16.28%	N/A
R3	4/01/05	23.16%	16.39%	16.58%	N/A
R4	4/01/05	23.45%	16.66%	16.87%	N/A
R6	1/02/13	23.57%	16.80%	N/A	17.30%
529A	7/31/02	23.13%	16.38%	16.56%	N/A
529B	7/31/02	22.17%	15.47%	15.67%	N/A
529C	7/31/02	22.20%	15.48%	15.65%	N/A

Comparative benchmark(s)
Russell Midcap® Growth Index (f)		23.56%	14.94%	16.03%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		16.08%	15.01%	15.90%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		18.20%	15.28%	15.71%	N/A
C With CDSC (1% for 12 months) (v)		21.23%	15.52%	15.70%	N/A
529A With Initial Sales Charge (5.75%)		16.05%	15.01%	15.87%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		18.17%	15.24%	15.67%	N/A
529C With CDSC (1% for 12 months) (v)		21.20%	15.48%	15.65%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Russell Midcap® Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
A	Actual	1.03%	$1,000.00	$1,214.88	$5.73
	Hypothetical (h)	1.03%	$1,000.00	$1,019.96	$5.23
B	Actual	1.78%	$1,000.00	$1,209.60	$9.89
	Hypothetical (h)	1.78%	$1,000.00	$1,016.19	$9.02
C	Actual	1.79%	$1,000.00	$1,210.30	$9.95
	Hypothetical (h)	1.79%	$1,000.00	$1,016.14	$9.07
I	Actual	0.79%	$1,000.00	$1,216.47	$4.40
	Hypothetical (h)	0.79%	$1,000.00	$1,021.17	$4.01
R1	Actual	1.79%	$1,000.00	$1,210.14	$9.94
	Hypothetical (h)	1.79%	$1,000.00	$1,016.14	$9.07
R2	Actual	1.29%	$1,000.00	$1,213.05	$7.18
	Hypothetical (h)	1.29%	$1,000.00	$1,018.65	$6.55
R3	Actual	1.04%	$1,000.00	$1,214.78	$5.79
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28
R4	Actual	0.79%	$1,000.00	$1,216.01	$4.40
	Hypothetical (h)	0.79%	$1,000.00	$1,021.17	$4.01
R6	Actual	0.69%	$1,000.00	$1,216.61	$3.84
	Hypothetical (h)	0.69%	$1,000.00	$1,021.67	$3.51
529A	Actual	1.06%	$1,000.00	$1,214.65	$5.90
	Hypothetical (h)	1.06%	$1,000.00	$1,019.81	$5.38
529B	Actual	1.84%	$1,000.00	$1,209.74	$10.22
	Hypothetical (h)	1.84%	$1,000.00	$1,015.89	$9.32
529C	Actual	1.82%	$1,000.00	$1,209.68	$10.11
	Hypothetical (h)	1.82%	$1,000.00	$1,015.99	$9.22

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.03% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 97.5%
Automotive - 1.7%
Copart, Inc. (a)	1,939,504	$200,389,553

Biotechnology - 3.3%
Adaptive Biotechnologies Corp. (a)	1,377,940	$57,336,083
Alnylam Pharmaceuticals, Inc. (a)	661,094	87,687,508
Ascendis Pharma (a)	548,062	81,211,827
Exelixis, Inc. (a)	2,738,648	60,852,759
Seattle Genetics, Inc. (a)	622,313	98,537,041

		$385,625,218
Brokerage & Asset Managers - 2.8%
Apollo Global Management, Inc.	1,201,921	$56,334,037
NASDAQ, Inc.	1,531,964	205,926,601
Tradeweb Markets, Inc.	1,015,987	58,205,895

		$320,466,533
Business Services - 14.2%
Clarivate PLC (a)	7,968,184	$234,583,337
CoStar Group, Inc. (a)	212,459	180,292,707
Equifax, Inc.	679,204	114,289,657
Fidelity National Information Services, Inc.	775,846	117,036,369
Global Payments, Inc.	791,550	139,803,561
IHS Markit Ltd.	2,611,548	208,714,916
MSCI, Inc.	669,098	249,754,211
Tyler Technologies, Inc. (a)	413,887	142,919,320
Verisk Analytics, Inc., “A”	1,329,415	248,161,898

		$1,635,555,976
Computer Software - 12.5%
Autodesk, Inc. (a)	634,086	$155,794,930
Black Knight, Inc. (a)	1,884,928	158,522,445
Cadence Design Systems, Inc. (a)	2,905,014	322,195,103
Coupa Software, Inc. (a)	514,202	168,524,564
DocuSign, Inc. (a)	395,474	88,190,702
Duck Creek Technologies, Inc. (a)	34,572	1,347,962
Dun & Bradstreet Holdings, Inc. (a)	1,652,637	41,910,874
Everbridge, Inc. (a)	668,844	99,396,907
Okta, Inc. (a)	609,468	131,261,123
Paylocity Holding Corp. (a)	366,720	53,999,520
RingCentral, Inc. (a)	324,504	94,356,028

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Synopsys, Inc. (a)	537,889	$119,034,836

		$1,434,534,994
Computer Software - Systems - 8.8%
Constellation Software, Inc.	96,572	$111,797,258
Guidewire Software, Inc. (a)	814,080	91,429,325
NICE Systems Ltd., ADR (a)	833,768	191,641,575
ServiceNow, Inc. (a)	347,529	167,515,928
Square, Inc., “A” (a)	707,037	112,814,824
SS&C Technologies Holdings, Inc.	1,183,437	75,408,606
TransUnion	1,860,436	161,337,010
Wix.com Ltd. (a)	351,849	103,665,271

		$1,015,609,797
Construction - 3.3%
AZEK Co. LLC (a)	202,520	$7,995,489
Lennox International, Inc.	406,012	113,817,344
Pool Corp.	408,563	133,943,294
Vulcan Materials Co.	1,078,295	129,395,400

		$385,151,527
Consumer Products - 1.3%
Scotts Miracle-Gro Co.	921,344	$155,274,104

Consumer Services - 2.9%
Bright Horizons Family Solutions, Inc. (a)	1,992,060	$264,963,901
Peloton Interactive, Inc., “A” (a)	937,250	71,858,957

		$336,822,858
Electrical Equipment - 2.1%
AMETEK, Inc.	1,957,826	$197,153,078
Littlefuse, Inc.	217,922	39,409,015

		$236,562,093
Electronics - 3.9%
ASM International N.V.	228,230	$34,344,378
Entegris, Inc.	1,028,715	68,810,746
MKS Instruments, Inc.	547,114	65,396,537
Monolithic Power Systems, Inc.	910,661	243,264,873
Silicon Laboratories, Inc. (a)	343,118	35,138,714

		$446,955,248
Food & Beverages - 0.6%
Chr. Hansen Holding A.S.	651,157	$74,765,119

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 0.5%
Penn National Gaming, Inc. (a)	402,165	$20,550,632
Vail Resorts, Inc.	152,850	33,270,859

		$53,821,491
General Merchandise - 0.3%
Dollar Tree, Inc. (a)	365,543	$35,190,825

Insurance - 1.7%
Arthur J. Gallagher & Co.	1,804,974	$190,063,762

Internet - 2.9%
DraftKings, Inc. (a)	481,086	$17,011,201
IAC/InterActiveCorp (a)	813,221	108,150,261
Match Group, Inc. (a)	1,832,236	204,624,116

		$329,785,578
Leisure & Toys - 2.9%
Electronic Arts, Inc. (a)	499,875	$69,717,566
Take-Two Interactive Software, Inc. (a)	1,548,682	265,118,872

		$334,836,438
Machinery & Tools - 1.8%
IDEX Corp.	628,658	$113,303,031
Roper Technologies, Inc.	207,809	88,773,927

		$202,076,958
Medical & Health Technology & Services - 5.6%
Charles River Laboratories International, Inc. (a)	849,531	$186,004,813
Guardant Health, Inc. (a)	553,922	52,899,551
ICON PLC (a)	856,399	159,641,338
IDEXX Laboratories, Inc. (a)	196,889	76,995,412
Livongo Health, Inc. (a)	760,378	104,399,899
PRA Health Sciences, Inc. (a)	206,502	22,077,129
Quest Diagnostics, Inc.	396,421	44,097,872

		$646,116,014
Medical Equipment - 11.0%
Agilent Technologies, Inc.	695,906	$69,882,880
Align Technology, Inc. (a)	187,591	55,710,775
Bio-Techne Corp.	569,686	145,531,986
Cooper Cos., Inc.	102,408	32,195,027
DexCom, Inc. (a)	242,931	103,345,277
Masimo Corp. (a)	810,465	181,544,160
Mettler-Toledo International, Inc. (a)	57,837	56,147,003

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
PerkinElmer, Inc.	2,345,102	$276,065,407
STERIS PLC	1,295,188	206,763,812
West Pharmaceutical Services, Inc.	500,454	142,108,918

		$1,269,295,245
Network & Telecom - 1.2%
CoreSite Realty Corp., REIT	1,101,167	$134,837,899

Other Banks & Diversified Financials - 0.3%
Dragoneer Growth Opportunities Corp. (a)	1,721,149	$20,757,057
Foley Trasimene Acquisition Corp. (a)	1,704,566	17,079,751

		$37,836,808
Printing & Publishing - 1.6%
Warner Music Group Corp.	1,028,061	$30,492,289
Wolters Kluwer N.V.	1,886,201	154,861,781

		$185,354,070
Railroad & Shipping - 0.7%
Kansas City Southern Co.	452,067	$82,294,277

Restaurants - 3.3%
Chipotle Mexican Grill, Inc., “A” (a)	134,395	$176,095,081
Domino’s Pizza, Inc.	270,821	110,754,956
Dunkin Brands Group, Inc.	1,190,751	90,592,336

		$377,442,373
Specialty Stores - 4.8%
Burlington Stores, Inc. (a)	480,953	$94,714,074
Chewy, Inc., “A” (a)	1,286,064	78,539,929
Lululemon Athletica, Inc. (a)	464,467	174,486,318
O’Reilly Automotive, Inc. (a)	174,459	81,233,344
Tractor Supply Co.	824,648	122,732,362

		$551,706,027
Telecommunications - Wireless - 1.5%
SBA Communications Corp., REIT	578,431	$177,040,376
Total Common Stocks (Identified Cost, $7,554,396,966)		$11,235,411,161

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 2.8%
Money Market Funds - 2.8%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $321,138,910)	321,141,621	$321,141,622

Other Assets, Less Liabilities - (0.3)%		(34,421,478)
Net Assets - 100.0%		$11,522,131,305

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $321,141,622 and $11,235,411,161, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $7,554,396,966)	$11,235,411,161
Investments in affiliated issuers, at value (identified cost, $321,138,910)	321,141,622
Cash	8,418,496
Receivables for
Investments sold	52,943,352
Fund shares sold	33,559,352
Interest and dividends	7,883,018
Other assets	4,769
Total assets	$11,659,361,770

Liabilities
Payables for
Investments purchased	$126,317,481
Fund shares reacquired	7,702,594
Payable to affiliates
Investment adviser	795,165
Administrative services fee	6,143
Shareholder servicing costs	1,605,804
Distribution and service fees	66,467
Program manager fees	88
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	736,709
Total liabilities	$137,230,465
Net assets	$11,522,131,305

Net assets consist of
Paid-in capital	$7,821,742,034
Total distributable earnings (loss)	3,700,389,271
Net assets	$11,522,131,305
Shares of beneficial interest outstanding	443,744,275

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,483,319,872	60,184,979	$24.65
Class B	17,724,877	890,146	19.91
Class C	109,521,290	5,679,890	19.28
Class I	3,837,781,303	145,946,985	26.30
Class R1	4,186,807	211,336	19.81
Class R2	15,176,244	658,051	23.06
Class R3	451,971,731	18,458,173	24.49
Class R4	242,936,513	9,463,489	25.67
Class R6	5,343,295,334	201,542,650	26.51
Class 529A	13,593,300	569,341	23.88
Class 529B	406,987	21,004	19.38
Class 529C	2,217,047	118,231	18.75

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $26.15 [100 / 94.25 x $24.65] and $25.34 [100 / 94.25 x $23.88], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$53,021,429
Income on securities loaned	2,135,991
Dividends from affiliated issuers	2,008,896
Other	354,386
Foreign taxes withheld	(342,092)
Total investment income	$57,178,610
Expenses
Management fee	$54,841,282
Distribution and service fees	5,040,291
Shareholder servicing costs	4,911,738
Program manager fees	6,570
Administrative services fee	573,616
Independent Trustees’ compensation	76,699
Custodian fee	287,042
Shareholder communications	591,803
Audit and tax fees	61,034
Legal fees	75,050
Miscellaneous	1,275,388
Total expenses	$67,740,513
Fees paid indirectly	(587)
Reduction of expenses by investment adviser and distributor	(920,471)
Net expenses	$66,819,455
Net investment income (loss)	$(9,640,845)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$43,763,380
Affiliated issuers	(53,053)
Foreign currency	180,452
Net realized gain (loss)	$43,890,779
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$1,994,065,331
Affiliated issuers	(20,752)
Translation of assets and liabilities in foreign currencies	31,128
Net unrealized gain (loss)	$1,994,075,707
Net realized and unrealized gain (loss)	$2,037,966,486
Change in net assets from operations	$2,028,325,641

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$(9,640,845)	$(5,766,982)
Net realized gain (loss)	43,890,779	75,577,283
Net unrealized gain (loss)	1,994,075,707	523,617,842
Change in net assets from operations	$2,028,325,641	$593,428,143
Total distributions to shareholders	$(64,368,451)	$(147,690,129)
Change in net assets from fund share transactions	$3,571,746,148	$2,125,633,835
Total change in net assets	$5,535,703,338	$2,571,371,849

Net assets
At beginning of period	5,986,427,967	3,415,056,118
At end of period	$11,522,131,305	$5,986,427,967

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$20.19	$19.16	$16.34	$14.82		$14.40

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.07)	$(0.09)	$(0.06	)(c)	$(0.06)
Net realized and unrealized gain (loss)	4.71	1.83	4.32	2.36		0.88
Total from investment operations	$4.64	$1.76	$4.23	$2.30		$0.82

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$24.65	$20.19	$19.16	$16.34		$14.82
Total return (%) (r)(s)(t)(x)	23.16	10.13	27.69	16.44	(c)	5.87

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.10	1.17	1.22	(c)	1.26
Expenses after expense reductions (f)	1.04	1.09	1.16	1.20	(c)	1.22
Net investment income (loss)	(0.35)	(0.36)	(0.55)	(0.42	)(c)	(0.45)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$1,483,320	$1,065,566	$824,847	$572,338		$454,881

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$16.47	$15.90	$13.88	$12.80		$12.58

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.17)	$(0.19)	$(0.15	)(c)	$(0.15)
Net realized and unrealized gain (loss)	3.81	1.47	3.62	2.01		0.77
Total from investment operations	$3.62	$1.30	$3.43	$1.86		$0.62

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$19.91	$16.47	$15.90	$13.88		$12.80
Total return (%) (r)(s)(t)(x)	22.20	9.28	26.77	15.56	(c)	5.11

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.85	1.92	1.97	(c)	2.00
Expenses after expense reductions (f)	1.79	1.84	1.91	1.95	(c)	1.97
Net investment income (loss)	(1.10)	(1.12)	(1.30)	(1.16	)(c)	(1.24)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$17,725	$18,581	$19,329	$16,326		$17,978

Class C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$15.95	$15.42	$13.50	$12.48		$12.27

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.16)	$(0.18)	$(0.15	)(c)	$(0.14)
Net realized and unrealized gain (loss)	3.69	1.42	3.51	1.95		0.75
Total from investment operations	$3.51	$1.26	$3.33	$1.80		$0.61

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$19.28	$15.95	$15.42	$13.50		$12.48
Total return (%) (r)(s)(t)(x)	22.23	9.31	26.77	15.48	(c)	5.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.85	1.92	1.97	(c)	2.00
Expenses after expense reductions (f)	1.79	1.84	1.91	1.95	(c)	1.97
Net investment income (loss)	(1.10)	(1.11)	(1.30)	(1.17	)(c)	(1.22)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$109,521	$78,858	$54,080	$58,623		$53,862

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$21.48	$20.28	$17.17	$15.50		$15.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.02)	$(0.06)	$(0.03	)(c)	$(0.00	)(w)
Net realized and unrealized gain (loss)	5.02	1.95	4.58	2.48		0.90
Total from investment operations	$5.00	$1.93	$4.52	$2.45		$0.90

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$26.30	$21.48	$20.28	$17.17		$15.50
Total return (%) (r)(s)(t)(x)	23.45	10.42	28.05	16.70	(c)	6.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.84	0.92	0.97	(c)	1.02
Expenses after expense reductions (f)	0.79	0.83	0.91	0.96	(c)	0.99
Net investment income (loss)	(0.10)	(0.09)	(0.30)	(0.18	)(c)	(0.01)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$3,837,781	$1,330,368	$332,008	$100,858		$110,803

Class R1	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$16.39	$15.82	$13.82	$12.75		$12.53

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.17)	$(0.19)	$(0.15	)(c)	$(0.15)
Net realized and unrealized gain (loss)	3.78	1.47	3.60	2.00		0.77
Total from investment operations	$3.60	$1.30	$3.41	$1.85		$0.62

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$19.81	$16.39	$15.82	$13.82		$12.75
Total return (%) (r)(s)(t)(x)	22.18	9.33	26.73	15.54	(c)	5.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.85	1.92	1.97	(c)	2.00
Expenses after expense reductions (f)	1.79	1.84	1.91	1.96	(c)	1.97
Net investment income (loss)	(1.09)	(1.12)	(1.30)	(1.17	)(c)	(1.25)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$4,187	$3,472	$2,827	$2,348		$2,057
See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$18.95	$18.08	$15.53	$14.16		$13.80

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.11)	$(0.13)	$(0.10	)(c)	$(0.10)
Net realized and unrealized gain (loss)	4.41	1.71	4.09	2.25		0.86
Total from investment operations	$4.29	$1.60	$3.96	$2.15		$0.76

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$23.06	$18.95	$18.08	$15.53		$14.16
Total return (%) (r)(s)(t)(x)	22.83	9.84	27.37	16.14	(c)	5.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.35	1.42	1.47	(c)	1.50
Expenses after expense reductions (f)	1.29	1.34	1.41	1.46	(c)	1.47
Net investment income (loss)	(0.60)	(0.61)	(0.80)	(0.67	)(c)	(0.73)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$15,176	$11,060	$9,069	$6,681		$5,651

Class R3	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$20.06	$19.04	$16.24	$14.74		$14.32

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.06)	$(0.09)	$(0.07	)(c)	$(0.06)
Net realized and unrealized gain (loss)	4.68	1.81	4.30	2.35		0.88
Total from investment operations	$4.61	$1.75	$4.21	$2.28		$0.82

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$24.49	$20.06	$19.04	$16.24		$14.74
Total return (%) (r)(s)(t)(x)	23.16	10.14	27.73	16.39	(c)	5.90

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.09	1.17	1.22	(c)	1.26
Expenses after expense reductions (f)	1.04	1.09	1.16	1.21	(c)	1.23
Net investment income (loss)	(0.35)	(0.34)	(0.55)	(0.44	)(c)	(0.42)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$451,972	$239,505	$95,010	$32,496		$14,836

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$20.97		$19.82		$16.82	$15.20		$14.72

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)		$(0.02)		$(0.05)	$(0.03	)(c)	$(0.02)
Net realized and unrealized gain (loss)	4.90		1.90		4.46	2.43		0.90
Total from investment operations	$4.88		$1.88		$4.41	$2.40		$0.88

Less distributions declared to shareholders
From net realized gain	$(0.18)		$(0.73)		$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$25.67		$20.97		$19.82	$16.82		$15.20
Total return (%) (r)(s)(t)(x)	23.45		10.40		27.98	16.70	(c)	6.15

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80		0.84		0.92	0.97	(c)	1.01
Expenses after expense reductions (f)	0.79		0.83		0.91	0.96	(c)	0.98
Net investment income (loss)	(0.10)		(0.08)		(0.30)	(0.18	)(c)	(0.17)
Portfolio turnover	34		21		33	30		43
Net assets at end of period (000 omitted)	$242,937		$173,441		$54,141	$22,346		$13,883

Class R6	Year ended

	8/31/20		8/31/19		8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$21.63		$20.40		$17.25	$15.55		$15.03

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00	)(w)	$(0.00	)(w)	$(0.04)	$(0.01	)(c)	$(0.02)
Net realized and unrealized gain (loss)	5.06		1.96		4.60	2.49		0.94
Total from investment operations	$5.06		$1.96		$4.56	$2.48		$0.92

Less distributions declared to shareholders
From net realized gain	$(0.18)		$(0.73)		$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$26.51		$21.63		$20.40	$17.25		$15.55
Total return (%) (r)(s)(t)(x)	23.57		10.51		28.17	16.84	(c)	6.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70		0.75		0.81	0.86	(c)	0.90
Expenses after expense reductions (f)	0.69		0.74		0.81	0.84	(c)	0.87
Net investment income (loss)	(0.01)		(0.01)		(0.19)	(0.05	)(c)	(0.14)
Portfolio turnover	34		21		33	30		43
Net assets at end of period (000 omitted)	$5,343,295		$3,053,325		$2,013,624	$1,520,339		$1,330,139

See Notes to Financial Statements

24

Financial Highlights – continued

Class 529A	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$19.57	$18.60	$15.90	$14.45		$14.04

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.07)	$(0.09)	$(0.06	)(c)	$(0.07)
Net realized and unrealized gain (loss)	4.57	1.77	4.20	2.29		0.88
Total from investment operations	$4.49	$1.70	$4.11	$2.23		$0.81

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$23.88	$19.57	$18.60	$15.90		$14.45
Total return (%) (r)(s)(t)(x)	23.13	10.11	27.70	16.38	(c)	5.95

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.15	1.23	1.32	(c)	1.35
Expenses after expense reductions (f)	1.06	1.10	1.18	1.21	(c)	1.23
Net investment income (loss)	(0.38)	(0.38)	(0.56)	(0.43	)(c)	(0.48)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$13,593	$9,590	$7,582	$4,916		$3,890

Class 529B	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$16.04	$15.51	$13.58	$12.55		$12.34

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.17)	$(0.19)	$(0.15	)(c)	$(0.15)
Net realized and unrealized gain (loss)	3.71	1.43	3.53	1.96		0.76
Total from investment operations	$3.52	$1.26	$3.34	$1.81		$0.61

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$19.38	$16.04	$15.51	$13.58		$12.55
Total return (%) (r)(s)(t)(x)	22.17	9.26	26.69	15.47	(c)	5.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.90	1.98	2.07	(c)	2.11
Expenses after expense reductions (f)	1.84	1.89	1.96	2.00	(c)	2.02
Net investment income (loss)	(1.15)	(1.17)	(1.35)	(1.23	)(c)	(1.26)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$407	$361	$304	$210		$209

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529C	Year ended

	8/31/20	8/31/19	8/31/18	8/31/17		8/31/16
Net asset value, beginning of period	$15.52	$15.04	$13.20	$12.22		$12.03

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.16)	$(0.18)	$(0.15	)(c)	$(0.15)
Net realized and unrealized gain (loss)	3.59	1.37	3.43	1.91		0.74
Total from investment operations	$3.41	$1.21	$3.25	$1.76		$0.59

Less distributions declared to shareholders
From net realized gain	$(0.18)	$(0.73)	$(1.41)	$(0.78)		$(0.40)
Net asset value, end of period (x)	$18.75	$15.52	$15.04	$13.20		$12.22
Total return (%) (r)(s)(t)(x)	22.20	9.21	26.78	15.48	(c)	5.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.90	1.99	2.07	(c)	2.10
Expenses after expense reductions (f)	1.83	1.88	1.95	1.99	(c)	2.01
Net investment income (loss)	(1.14)	(1.16)	(1.34)	(1.21	)(c)	(1.27)
Portfolio turnover	34	21	33	30		43
Net assets at end of period (000 omitted)	$2,217	$2,299	$2,236	$1,955		$1,641

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

27

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

28

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$11,235,411,161	$—	$—	$11,235,411,161
Mutual Funds	321,141,622	—	—	321,141,622
Total	$11,556,552,783	$—	$—	$11,556,552,783

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only

29

Notes to Financial Statements – continued

to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in

30

Notes to Financial Statements – continued

which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Long-term capital gains	$64,368,451	$147,690,129

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$7,899,584,683
Gross appreciation	3,693,303,156

Gross depreciation	(36,335,056)
Net unrealized appreciation (depreciation)	$3,656,968,100

Undistributed long-term capital gain	57,529,602
Late year ordinary loss deferral	(14,129,844)
Other temporary differences	21,413

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares,

31

Notes to Financial Statements – continued

respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 8/31/20	Year ended 8/31/19
Class A	$9,859,800	$32,483,357
Class B	192,285	867,340
Class C	934,695	2,626,254
Class I	18,997,911	22,084,916
Class R1	44,903	148,603
Class R2	100,054	343,389
Class R3	2,828,218	4,573,131
Class R4	1,671,984	2,640,146
Class R6	29,619,366	81,483,319
Class 529A	90,325	310,572
Class 529B	3,816	15,636
Class 529C	25,094	113,466
Total	$64,368,451	$147,690,129

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion and up to $5 billion	0.65%
In excess of $5 billion and up to $10 billion	0.62%
In excess of $10 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $892,749, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.95%	1.35%	2.10%	2.10%

32

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2021. For the year ended August 31, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $640,240 and $8,315 for the year ended August 31, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,972,329
Class B	0.75%	0.25%	1.00%	1.00%	170,899
Class C	0.75%	0.25%	1.00%	1.00%	890,142
Class R1	0.75%	0.25%	1.00%	1.00%	37,967
Class R2	0.25%	0.25%	0.50%	0.50%	58,012
Class R3	—	0.25%	0.25%	0.25%	859,526
Class 529A	—	0.25%	0.25%	0.22%	26,655
Class 529B	0.75%	0.25%	1.00%	1.00%	3,518
Class 529C	0.75%	0.25%	1.00%	0.99%	21,243
Total Distribution and Service Fees					$5,040,291

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2020, this rebate amounted to $23,351, $621, $211, $3,267, $4, and $268 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in

33

Notes to Financial Statements – continued

the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2020, were as follows:

Amount
Class A	$28,260
Class B	14,275
Class C	29,654
Class 529B	132
Class 529C	151

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2020, were as follows:

Fee
Class 529A	$5,331
Class 529B	176
Class 529C	1,063
Total Program Manager Fees	$6,570

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $416,422, which equated to 0.0050% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,495,316.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0069% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to

34

Notes to Financial Statements – continued

Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $27,488,212 and $23,267,524, respectively. The sales transactions resulted in net realized gains (losses) of $555,805.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended August 31, 2020, this reimbursement amounted to $354,384, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $6,151,862,817 and $2,764,839,334, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	19,150,294	$397,151,871	16,893,741	$308,308,947
Class B	40,035	659,617	167,116	2,461,117
Class C	2,088,030	34,325,371	2,361,735	33,981,644
Class I	118,050,630	2,647,030,965	55,660,527	1,097,623,178
Class R1	95,610	1,623,960	93,143	1,378,704
Class R2	320,112	6,206,067	310,813	5,354,226
Class R3	10,948,478	226,467,798	8,813,818	159,118,047
Class R4	3,758,366	81,341,594	6,170,894	120,974,054
Class R6	97,278,087	2,184,427,324	59,950,469	1,157,462,328
Class 529A	128,965	2,618,266	116,776	2,035,524
Class 529B	1,265	18,728	3,691	52,714
Class 529C	14,594	240,063	27,845	402,462
	251,874,466	$5,582,111,624	150,570,568	$2,889,152,945

35

Notes to Financial Statements – continued

	Year ended 8/31/20		Year ended 8/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	440,258	$9,095,745	1,862,516	$29,949,263
Class B	11,391	191,132	64,768	853,647
Class C	55,628	903,950	197,157	2,517,694
Class I	835,859	18,388,907	1,256,574	21,449,719
Class R1	2,689	44,903	11,326	148,603
Class R2	4,761	92,224	19,261	291,223
Class R3	137,760	2,828,218	286,358	4,573,131
Class R4	75,746	1,627,032	151,596	2,527,104
Class R6	1,273,386	28,230,957	4,554,939	78,253,843
Class 529A	4,510	90,253	19,934	310,572
Class 529B	234	3,816	1,218	15,636
Class 529C	1,587	25,075	9,128	113,466
	2,843,809	$61,522,212	8,434,775	$141,003,901

Shares reacquired
Class A	(12,182,500)	$(250,900,560)	(9,027,911)	$(164,372,631)
Class B	(289,584)	(4,807,304)	(319,581)	(4,686,479)
Class C	(1,406,988)	(22,690,262)	(1,121,734)	(16,028,901)
Class I	(34,879,710)	(775,106,805)	(11,346,369)	(221,941,074)
Class R1	(98,817)	(1,558,161)	(71,287)	(1,095,958)
Class R2	(250,454)	(4,821,076)	(248,049)	(4,272,767)
Class R3	(4,567,435)	(93,853,569)	(2,149,812)	(39,056,008)
Class R4	(2,641,306)	(56,676,069)	(783,122)	(14,923,200)
Class R6	(38,173,178)	(859,598,802)	(22,054,119)	(436,646,367)
Class 529A	(54,306)	(1,084,906)	(54,257)	(949,092)
Class 529B	(3,034)	(46,375)	(1,951)	(29,265)
Class 529C	(46,093)	(743,799)	(37,575)	(521,269)
	(94,593,405)	$(2,071,887,688)	(47,215,767)	$(904,523,011)

Net change
Class A	7,408,052	$155,347,056	9,728,346	$173,885,579
Class B	(238,158)	(3,956,555)	(87,697)	(1,371,715)
Class C	736,670	12,539,059	1,437,158	20,470,437
Class I	84,006,779	1,890,313,067	45,570,732	897,131,823
Class R1	(518)	110,702	33,182	431,349
Class R2	74,419	1,477,215	82,025	1,372,682
Class R3	6,518,803	135,442,447	6,950,364	124,635,170
Class R4	1,192,806	26,292,557	5,539,368	108,577,958
Class R6	60,378,295	1,353,059,479	42,451,289	799,069,804
Class 529A	79,169	1,623,613	82,453	1,397,004
Class 529B	(1,535)	(23,831)	2,958	39,085
Class 529C	(29,912)	(478,661)	(602)	(5,341)
	160,124,870	$3,571,746,148	111,789,576	$2,125,633,835

36

Notes to Financial Statements – continued

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $37,953 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$154,554,360	$2,582,290,985	$2,415,629,918	$(53,053)	$(20,752)	$321,141,622

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,008,896	$—

37

Notes to Financial Statements – continued

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

(9) Subsequent Event

On October 2, 2020, the fund announced that effective December 21, 2020, the time period will be shortened for the automatic conversion of Class C and Class 529C shares to Class A and Class 529A shares, respectively, of the same fund, from approximately ten years to approximately eight years after purchase. On or about December 21, 2020 any Class C and Class 529C shares that have an original purchase date of December 31, 2012 or earlier will automatically convert to Class A or Class 529A shares, respectively, of the same fund. Please see the fund’s prospectus for details.

On October 12, 2020, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities and cash that were valued at $27,279,122. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $15,620,838 for the fund.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS Mid Cap Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Fund (the “Fund”), including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

Our procedures included confirmation of securities owned as of August 31, 2020, by

39

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

46

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Eric Fischman Paul Gordon

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Mid Cap Growth Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

48

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. In addition, the Trustees reviewed the Fund’s Class I total return performance relative to the Fund’s benchmark performance for the ten-, five-, three- and one-year periods ended December 31, 2019.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information

49

Board Review of Investment Advisory Agreement – continued

provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, $5 billion, and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

50

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

51

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $70,836,000 as capital gain dividends paid during the fiscal year.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

August 31, 2020

MFS® U.S. Government Money Market Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MCM-ANN

MFS® U.S. Government Money Market Fund

Contact information	back cover

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020 as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of U.S. states. However, a great deal of uncertainty remains. While policymakers and public health officials have learned a great deal about combating the virus, much remains unknown at a time when the risks are rising for a second wave of infection. Political uncertainty is heightened as well, as the pandemic has caused many jurisdictions in the United States to adopt mail-in voting for the first time, raising questions over whether ballots in the November elections will be counted as quickly as they have been in the past.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the United States some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

October 19, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	52.8%
A-1	47.3%
Other Assets Less Liabilities	(0.1)%

Maturity breakdown (u)
0 - 7 days	22.6%
8 - 29 days	44.2%
30 - 59 days	25.3%
60 - 89 days	4.0%
90 - 365 days	4.0%
Other Assets Less Liabilities	(0.1)%

(a)

Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of August 31, 2020.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/20

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Inception	1-Year Total Return (without sales charge)	Current 7-day yield
12/19/75	0.61%	0.00%

Yields quoted are based on the latest seven days ended as of August 31, 2020, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Certain shares of the fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2020 through August 31, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2020 through August 31, 2020.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Expense Table – continued

	Annualized Expense Ratio	Beginning Account Value 3/01/20	Ending Account Value 8/31/20	Expenses Paid During Period (p) 3/01/20-8/31/20
Actual	0.23%	$1,000.00	$1,000.34	$1.16
Hypothetical (h)	0.23%	$1,000.00	$1,023.98	$1.17

(h)	5% fund return per year before expenses.
(p)

“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As more fully disclosed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

5

PORTFOLIO OF INVESTMENTS

8/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) - 94.4%
Fannie Mae, 0.156%, due 9/09/2020	$16,590,000	$16,589,436
Fannie Mae, 0.153%, due 9/16/2020	20,269,000	20,267,733
Fannie Mae, 0.092%, due 10/20/2020	16,678,000	16,675,957
Federal Farm Credit Bank, 0.081%, due 9/23/2020	9,400,000	9,399,541
Federal Home Loan Bank, 0.071%, due 9/01/2020	5,739,000	5,739,000
Federal Home Loan Bank, 0.071%, due 9/02/2020	3,105,000	3,104,994
Federal Home Loan Bank, 0.071%, due 9/04/2020	11,154,000	11,153,935
Federal Home Loan Bank, 0.061%, due 9/09/2020	23,420,000	23,419,688
Federal Home Loan Bank, 0.076%, due 9/09/2020	25,002,000	25,001,583
Federal Home Loan Bank, 0.076%, due 9/11/2020	14,938,000	14,937,689
Federal Home Loan Bank, 0.081%, due 9/11/2020	6,000,000	5,999,867
Federal Home Loan Bank, 0.096%, due 11/06/2020	20,900,000	20,896,398
Freddie Mac, 0.071%, due 9/11/2020	10,750,000	10,749,791
Freddie Mac, 0.081%, due 9/17/2020	6,376,000	6,375,773
Freddie Mac, 0.163%, due 9/17/2020	21,090,000	21,088,500
Freddie Mac, 0.066%, due 9/24/2020	4,500,000	4,499,813
U.S. Treasury Bill, 0.086%, due 9/01/2020	20,865,000	20,865,000
U.S. Treasury Bill, 0.061%, due 9/03/2020	20,900,000	20,899,930
U.S. Treasury Bill, 0.064%, due 9/08/2020	25,900,000	25,899,685
U.S. Treasury Bill, 0.082%, due 9/15/2020	20,890,000	20,889,346
U.S. Treasury Bill, 0.073%, due 9/22/2020	20,635,000	20,634,139
U.S. Treasury Bill, 0.089%, due 9/24/2020	8,460,000	8,459,524
U.S. Treasury Bill, 0.135%, due 9/24/2020	20,865,000	20,863,234
U.S. Treasury Bill, 0.131%, due 10/08/2020	20,895,000	20,892,241
U.S. Treasury Bill, 0.086%, due 10/13/2020	20,900,000	20,897,928
U.S. Treasury Bill, 0.086%, due 10/20/2020	20,865,000	20,862,586
U.S. Treasury Bill, 0.108%, due 10/22/2020	20,725,000	20,721,873
U.S. Treasury Bill, 0.104%, due 10/29/2020	31,125,000	31,119,860
U.S. Treasury Bill, 0.103%, due 12/01/2020	20,890,000	20,884,640
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$489,789,684

Repurchase Agreements - 5.7%
JPMorgan Chase & Co. Repurchase Agreement, 0.07%, dated 8/31/2020, due 9/01/2020, total to be received $29,323,057 (secured by U.S. Treasury and Federal Agency obligations valued at $29,909,611 in a jointly traded account), at Cost and Value	$29,323,000	$29,323,000

Other Assets, Less Liabilities - (0.1)%		(461,837)
Net Assets - 100.0%		$518,650,847

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

6

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at cost and value	$519,112,684
Cash	421
Receivables for
Fund shares sold	845,859
Interest	57
Receivable from investment adviser and distributor	74,680
Other assets	319
Total assets	$520,034,020

Liabilities
Payables for
Fund shares reacquired	$1,186,966
Payable to affiliates
Administrative services fee	855
Shareholder servicing costs	113,449
Payable for independent Trustees’ compensation	2,763
Accrued expenses and other liabilities	79,140
Total liabilities	$1,383,173
Net assets	$518,650,847

Net assets consist of
Paid-in capital	$518,651,284
Total distributable earnings (loss)	(437)
Net assets	$518,650,847
Shares of beneficial interest outstanding	518,650,697
Net asset value per share (net assets of $518,650,847 / 518,650,697 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$3,343,667
Other	2,174
Total investment income	$3,345,841
Expenses
Management fee	$1,647,317
Shareholder servicing costs	524,307
Administrative services fee	65,892
Independent Trustees’ compensation	9,351
Custodian fee	20,011
Shareholder communications	16,029
Audit and tax fees	37,844
Legal fees	4,142
Miscellaneous	142,969
Total expenses	$2,467,862
Fees paid indirectly	(19,970)
Reduction of expenses by investment adviser and distributor	(970,850)
Net expenses	$1,477,042
Net investment income (loss)	$1,868,799
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$100
Change in net assets from operations	$1,868,899

See Notes to Financial Statements

8

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/20	8/31/19
Change in net assets

From operations
Net investment income (loss)	$1,868,799	$4,944,294
Net realized gain (loss)	100	49
Change in net assets from operations	$1,868,899	$4,944,343
Total distributions to shareholders	$(1,868,799)	$(4,944,294)
Change in net assets from fund share transactions	$214,851,860	$39,428,695
Total change in net assets	$214,851,960	$39,428,744

Net assets
At beginning of period	303,798,887	264,370,143
At end of period	$518,650,847	$303,798,887

See Notes to Financial Statements

9

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	8/31/20		8/31/19		8/31/18		8/31/17		8/31/16
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(w)	$0.02		$0.01		$0.00	(c)(w)	$0.00
Net realized and unrealized gain (loss)	0.01		0.00	(w)	—		(0.00	)(w)	(0.00	)(w)
Total from investment operations	$0.01		$0.02		$0.01		$0.00	(w)	$(0.00	)(w)

Less distributions declared to shareholders
From net investment income	$(0.01)		$(0.02)		$(0.01)		$(0.00	)(w)	$—
Contribution from adviser	$—		$—		$(0.00	)(w)	$—		$—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.61		1.70		0.83		0.17	(c)	0.00	(w)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60		0.62		0.63		0.56	(c)	0.61
Expenses after expense reductions (f)	0.36		0.61		0.62		0.43	(c)	0.23
Net investment income (loss)	0.45		1.69		0.81		0.17	(c)	0.00
Net assets at end of period (000 omitted)	$518,651		$303,799		$264,370		$307,591		$320,847

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Money Market Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as

11

Notes to Financial Statements – continued

adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$519,112,684	$—	$519,112,684

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At August 31, 2020, the fund had investments in repurchase agreements with a gross value of $29,323,000 included in investments in unaffiliated issuers in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

12

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced by credits earned under a previous arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credits that were used to reduce the fund’s custody fee for the year ended August 31, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/20	Year ended 8/31/19
Ordinary income (including any short-term capital gains)	$1,868,799	$4,944,294

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/20

Cost of investments	$519,112,684

Undistributed ordinary income	2,749
Capital loss carryforwards	(437)
Other temporary differences	(2,749)

13

Notes to Financial Statements – continued

As of August 31, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(437)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion	0.35%

During the year ended August 31, 2020, MFS voluntarily waived receipt of $793,448 of the fund’s management fee in order to avoid a negative yield. For the year ended August 31, 2020, this amount is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2020, this management fee reduction amounted to $44,426, which is included in the reduction of total expenses in the Statement of Operations. For the year ended August 31, 2020, these waivers had the effect of reducing the management fee by 0.20% of average daily net assets on an annualized basis. The management fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.20% of the fund’s average daily net assets.

In order to avoid a negative yield for the year ended August 31, 2020, MFS voluntarily agreed to reduce certain other expenses in the amount of $79,970, which is included in the reduction of total expenses in the Statement of Operations.

Effective August 1, 2020, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed 0.45% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2021. For the period from August 1, 2020 through August 31, 2020, this reduction amounted to $53,006 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors, Inc. (MFD) during the year ended August 31, 2020 were $16,341.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

14

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2020, the fee was $271,186, which equated to 0.0658% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $253,121.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2020 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $299 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $2,749 at August 31, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:

	Year ended 8/31/20	Year ended 8/31/19
Shares sold	532,195,804	210,809,484
Shares issued to shareholders in reinvestment of distributions	1,528,478	4,144,578
Shares reacquired	(318,872,422)	(175,525,367)
Net change	214,851,860	39,428,695

15

Notes to Financial Statements – continued

Effective at the close of business on May 29, 2020, purchases of the fund are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended August 31, 2020, the fund’s commitment fee and interest expense were $1,732 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(6) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS U.S. Government Money Market Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Fund (the “Fund”), including the portfolio of investments, as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by

17

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

18

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

19

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 66)	Trustee	March 2017	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (since June 30, 2020); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

20

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

21

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

22

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

24

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Edward O’Dette

25

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS U.S. Government Money Market Fund

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2019 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the

26

Board Review of Investment Advisory Agreement – continued

Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 4th quintile for each of the one- and three-year periods ended December 31, 2019 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the three- and five-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during those periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total

27

Board Review of Investment Advisory Agreement – continued

expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to implement an expense limitation for the Fund effective August 1, 2020, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel

28

Board Review of Investment Advisory Agreement – continued

and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

29

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The fund files monthly portfolio information with the SEC on Form N-MFP. The fund’s Form N-MFP reports are available on the SEC’s website at http://www.sec.gov. A shareholder can also access the fund’s portfolio holdings as of each month end and the fund’s Form N-MFP reports at mfs.com/openendfunds after choosing “Click here for access to Money Market fund reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

30

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2020 and 2019, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2020	2019
Fees Billed by Deloitte
MFS Mid Cap Growth Fund	48,104	47,313
MFS U.S. Government Money Market Fund	33,740	33,189

Total	81,844	80,502

	Audit Fees
	2020	2019
Fees Billed by E&Y
MFS Blended Research Emerging Markets Equity Fund	55,160	54,251
MFS Blended Research Global Equity Fund+	0	52,113
MFS Blended Research International Equity Fund	55,160	54,251
MFS Global New Discovery Fund	48,270	47,477

Total	158,591	208,092

For the fiscal years ended August 31, 2020 and 2019, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund	0	0	7,123	7,004	0	0
To MFS U.S. Government Money Market Fund	0	0	4,050	3,982	0	0
Total fees billed by Deloitte To above Funds	0	0	11,173	10,986	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	0	0	0	0	5,390	3,790
To MFS and MFS Related Entities of MFS U.S. Government Money Market Fund*	0	0	0	0	5,390	3,790

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	906,263	10,794
To MFS U.S. Government Money Market Fund, MFS and MFS Related Entities#	903,190	7,772

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund	0	0	10,372	10,215	1,006	1,006
To MFS Blended Research Global Equity Fund+	0	0	8,159	10,215	1,001	1,002
To MFS Blended Research International Equity Fund	0	0	10,372	10,215	1,080	1,078
To MFS Global New Discovery Fund	0	0	9,270	9,130	1,012	1,013
Total fees billed by E&Y To above Funds	0	0	38,173	39,775	4,100	4,099

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Blended Research Emerging Markets Equity Fund*	1,785,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Blended Research Global Equity Fund*+	1,785,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Blended Research International Equity Fund*	1,785,828	1,679,277	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS Global New Discovery Fund*	1,785,828	1,679,277	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund, MFS and MFS Related Entities#	2,080,956	1,982,448
To MFS Blended Research Global Equity Fund, MFS and MFS Related Entities#+	2,078,738	1,982,444
To MFS Blended Research International Equity Fund, MFS and MFS Related Entities#	2,081,030	1,982,519
To MFS Global New Discovery Fund, MFS and MFS Related Entities#	2,079,860	1,981,370

+	MFS Blended Research Global Equity Fund liquidated effective August 21, 2020.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 19, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 19, 2020

*	Print name and title of each signing officer under his or her signature.